                                                                 EXHIBIT (d)(10)


                                                                Interwoven, Inc.
                                                          Stock Option Agreement
                                                      1999 Equity Incentive Plan


                                INTERWOVEN, INC.

                           1999 EQUITY INCENTIVE PLAN

                             STOCK OPTION AGREEMENT
                             ----------------------


         1.   Grant of Option. Interwoven, Inc. (the "Company") hereby grants to
              ---------------
Optionee an option (this "Option") to purchase up to the total number of shares of Common Stock of the Company set forth in the Notice of Grant (collectively, the "Shares") at the exercise price set forth in the Notice of Grant (the "Exercise Price"), subject to all of the terms and conditions of the Notice of Grant, this Stock Option Agreement (the "Agreement") and the 1999 Equity Incentive Plan (the "Plan"). If designated as an Incentive Stock Option in the Notice of Grant, the Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to the extent permitted under Code Section
422. Capitalized terms not defined herein shall have the meaning ascribed to them in the Plan.

         2.   Vesting; Exercise Period.
              ------------------------

              2.1   Vesting of Shares.  The Option shall be exercisable as it
                    -----------------
vests, unless otherwise indicated in the Notice of Grant. Subject to the terms and conditions of the Plan and the Agreement, the Option shall vest and become exercisable as to portions of the Shares pursuant to the vesting schedule specified in the Notice of Grant, provided that Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company, at all times during the relevant month.

              2.2   Vesting of Options.  Shares that are vested pursuant to the
                    ------------------
vesting schedule set forth in the Notice of Grant are "Vested Shares." Shares that are not vested pursuant to the schedule set forth in the Notice of Grant are "Unvested Shares."

              2.3   Expiration.  The Option shall expire on the expiration date
                    ----------
set forth in the Notice of Grant, and must be exercised, if at all, on or before the earlier of the expiration date of the Option or the date on which the Option is earlier terminated in accordance with the provisions of Section 3 hereof.

         3.   Termination.
              -----------

              3.1   Termination for Any Reason Except Death, Disability or
                    ------------------------------------------------------
Cause.  If Optionee is Terminated for any reason except Optionee's death,
-----
Disability or Cause, then the Option, to the extent (and only to the extent) that it is vested in accordance with the schedule set forth in the Notice of Grant on the Termination Date, may be exercised by Optionee no later than three
(3) months after the Termination Date, but in any event no later than the expiration date.

              3.2   Termination Because of Death or Disability.  If Optionee is
                    ------------------------------------------
Terminated because of death or Disability of Optionee (or the Optionee dies within three (3) months after Termination other than for Cause or because of Disability), then the Option, to the extent that it is vested in accordance with the schedule in the Notice of Grant on the Termination Date, may be exercised by Optionee (or Optionee's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in any event no later than the expiration date. Any exercise after three months after the Termination Date when the Termination is for any reason other than Optionee's death or disability, within the meaning of Code Section 22(e)(3), shall be deemed to be the exercise of a nonqualified stock option.

                                                                Interwoven, Inc.
                                                          Stock Option Agreement
                                                      1999 Equity Incentive Plan

              3.3   Termination for Cause.  If Optionee is Terminated for Cause,
                    ---------------------
the Option will expire on the Optionee's date of Termination.

              3.4   No Obligation to Employ.  Nothing in the Plan or this
                    -----------------------
Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee's employment or other relationship at any time, with or without Cause.

         4.   Manner of Exercise.
              ------------------

              4.1   Stock Option Exercise Agreement.  To exercise the Option,
                    -------------------------------
Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company
          ---------
from time to time (the "Exercise Agreement"), which shall set forth, inter alia,
                                                                     ----- ----
Optionee's election to exercise the Option, the number of shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Optionee exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

              4.2   Limitations on Exercise.  The Option may not be exercised
                    -----------------------
unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise.

              4.3   Payment.  The Exercise Agreement shall be accompanied by
                    -------
full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by law:

    (a)  by cancellation of indebtedness of the Company to the Optionee;

    (b) by surrender of shares of the Company's Common Stock that either: (1) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Optionee in the open public market; and (3) are clear of all liens,
                                             ---
         claims, encumbrances or security interests;

    (c) by waiver of compensation due or accrued to Optionee for services rendered;

    (d) provided that a public market for the Company's stock exists: (1) through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2) through a "margin" commitment from Optionee and an NASD
                  --
         Dealer whereby Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

    (e)  by any combination of the foregoing.

              4.4   Tax Withholding.  Prior to the issuance of the Shares upon
                     ---------------
exercise of the Option, Optionee must pay or provide for any applicable federal or state withholding obligations of the Company. If the Committee permits, Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld.

                                                                Interwoven, Inc.
                                                          Stock Option Agreement
                                                      1999 Equity Incentive Plan

In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

              4.5   Issuance of Shares.  Provided that the Exercise Agreement
                    ------------------
and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee's authorized assignee, or Optionee's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

         5.   Notice of Disqualifying Disposition of ISO Shares.  To the extent
              -------------------------------------------------
the Option is an ISO, if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two
(2) years after the date of grant, and (b) the date one (1) year after transfer of such Shares to Optionee upon exercise of the Option, then Optionee shall immediately notify the Company in writing of such disposition.

         6.   Compliance with Laws and Regulations.  The exercise of the Option
              ------------------------------------
and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

         7.   Nontransferability of Option.  Except as otherwise set forth in
              ----------------------------
Section 11 of the Plan, the Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

         8.   Tax Consequences.  Set forth below is a brief summary as of the
              ----------------
date the Board adopted the Plan of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

              8.1   Exercise of Incentive Stock Option.  To the extent the
                    ----------------------------------
Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal income tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

              8.2   Exercise of Nonqualified Stock Option.  To the extent the
                    -------------------------------------
Option does not qualify as an ISO, there may be a regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. The Company may be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

              8.3   Disposition of Shares.  The following tax consequences may
                    ---------------------
apply upon disposition of the Shares.

                    a.  Incentive Stock Options.  If the Shares are held for
                        -----------------------
more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the date of grant, any gain realized on disposition of the Shares will be treated as capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price.

                                                                Interwoven, Inc.
                                                          Stock Option Agreement
                                                      1999 Equity Incentive Plan

                    b.  Nonqualified Stock Options.  If the Shares are held for
                        --------------------------
more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long-term capital gain.

                    c.  Withholding.  The Company may be required to withhold
                        -----------
from Participant's compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of the compensation income.

         9.   Privileges of Stock Ownership.  Optionee shall not have any of the
              -----------------------------
rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

         10.  Interpretation.  Any dispute regarding the interpretation of this
              --------------
Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

         11.  Entire Agreement.  The Plan is incorporated herein by reference.
              ----------------
This Agreement, the Notice of Grant, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

         12.  Notices.  Any notice required to be given or delivered to the
              -------
Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

         13.  Successors and Assigns.  The Company may assign any of its rights
              ----------------------
under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's heirs, executors, administrators, legal representatives, successors and assigns.

         14.  Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the internal laws of the State of California, without regard to that body of law pertaining to choice of law or conflict of law.

                                   Exhibit A
                                   ---------

                                INTERWOVEN, INC.
                    1999 EQUITY INCENTIVE PLAN (the "Plan")
                        Stock Option Exercise Agreement
                        -------------------------------

      I hereby elect to purchase the number of shares of Common Stock of Interwoven, Inc. (the "Company") as set forth below:

Optionee__________________________________________           Number of Shares Purchased:_________________________
Social Security Number:___________________________           Purchase Price per Share:___________________________
Address:__________________________________________           Aggregate Purchase Price:___________________________
__________________________________________________           Date of Option Agreement:___________________________
__________________________________________________

Type of Option:  [ ]   Incentive Stock Option                Exact Name of Title to Shares:______________________
                 [ ]   Nonqualified Stock Option             ____________________________________________________

1. Delivery of Purchase Price. Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Stock Option Agreement (the "Option Agreement") and Notice of Grant as follows (check as applicable and complete):

[ ] in cash (by check) in the amount of $_____________________, receipt of which is acknowledged by the Company;

[ ] by cancellation of indebtedness of the Company to Optionee in the amount of $___________________________________;

[ ] by delivery of ______________________________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $____________________ per share;

[ ] by the waiver hereby of compensation due or accrued to Optionee for services rendered in the amount of $____________________________________ ;

[ ] through a "same-day-sale" commitment, delivered herewith, from Optionee and the NASD Dealer named therein, in the amount of $_______________________________; or

[ ] through a "margin" commitment, delivered herewith from Optionee and the NASD Dealer named therein, in the amount of $_________________________________________.

2. Tax Consequences. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

3. Entire Agreement. The Plan, Notice of Grant and Option Agreement are incorporated herein by reference. This Exercise Agreement, the Plan, Notice of Grant and the Option Agreement constitute the entire agreement and understanding of the parties and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflict of law.

Date:
     ----------------------------               -------------------------------
                                                Signature of Optionee

                                                                Interwoven, Inc.
                                                          Stock Option Agreement
                                                      1999 Equity Incentive Plan

                                Spousal Consent



     I acknowledge that I have read the foregoing Stock Option Exercise Agreement (the "Agreement") and that I know its contents. I hereby consent to and approve all of the provisions of the Agreement, and agree that the shares of the Common Stock of Interwoven, Inc. purchased thereunder (the "Shares") and any interest I may have in such Shares are subject to all the provisions of the Agreement. I will take no action at any time to hinder operation of the Agreement on these Shares or any interest I may have in or to them.






         ___________________________________        Date:__________________
         Signature of Optionee's Spouse

         ___________________________________
         Spouse's Name - Typed or Printed

         ___________________________________
         Optionee's Name - Typed or Printed

                                                Australia Stock Option Agreement
                                                      1999 Equity Incentive Plan


                                INTERWOVEN, INC.

                           1999 EQUITY INCENTIVE PLAN

                     STOCK OPTION AGREEMENT FOR EMPLOYEES
                      -------------------------------------
                        SUBJECT TO THE LAWS OF AUSTRALIA
                        --------------------------------

         1.   Grant of Option. Interwoven, Inc. (the "Company") hereby grants to
              ---------------
Optionee an option (the "Option") to purchase up to the total number of shares of Common Stock of the Company set forth in the Notice of Grant (collectively, the "Shares") at the exercise price set forth in the Notice of Grant (the "Exercise Price"), subject to all of the terms and conditions of the Notice of Grant, this Stock Option Agreement (the "Agreement") and the 1999 Equity Incentive Plan (the "Plan"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Plan.

         2.   Vesting; Exercise Period.
              ------------------------

          2.1      Vesting of Shares.  The Option shall be exercisable as it
                   -----------------
vests, unless otherwise indicated in the Notice of Grant. Subject to the terms and conditions of the Plan and the Agreement, the Option shall vest and become exercisable as to portions of the Shares pursuant to the vesting schedule specified in the Notice of Grant, provided that Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company, at all times during the relevant month.

          2.2      Vesting of Options.  Shares that are vested pursuant to the
                   ------------------
vesting schedule set forth in the Notice of Grant are "Vested Shares." Shares that are not vested pursuant to the schedule set forth in the Notice of Grant are "Unvested Shares."

          2.3      Expiration.  The Option shall expire on the expiration date
                   ----------
set forth in the Notice of Grant, and must be exercised, if at all, on or before the earlier of the expiration date of the Option or the date on which the Option is earlier terminated in accordance with the provisions of Section 3 hereof.

         3.   Termination.
              -----------

          3.1      Termination for Any Reason Except Death, Disability or Cause.
                   ------------------------------------------------------------
If Optionee is Terminated for any reason except Optionee's death, Disability or Cause, then the Option, to the extent (and only to the extent) that it is vested in accordance with the schedule set forth in the Notice of Grant on the Termination Date, may be exercised by Optionee no later than three (3) months after the Termination Date, but in any event no later than the expiration date.

          3.2      Termination Because of Death or Disability.  If Optionee is
                   ------------------------------------------
Terminated because of death or Disability of Optionee (or the Optionee dies within three (3) months after Termination other than for Cause or because of Disability), then the Option, to the extent that it is vested in accordance with the schedule in the Notice of Grant on the Termination

                                                Australia Stock Option Agreement
                                                      1999 Equity Incentive Plan

Date, may be exercised by Optionee (or Optionee's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in any event no later than the expiration date. Any exercise after three months after the Termination Date when the Termination is for any reason other than Optionee's death or disability, within the meaning of Code Section 22(e)(3), shall be deemed to be the exercise of a nonqualified stock option.

          3.3      Termination for Cause.  If Optionee is Terminated for Cause,
                   ---------------------
the Option will expire on the Optionee's date of Termination.

          3.4      No Obligation to Employ.  Nothing in the Plan or this
                   -----------------------
Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee's employment or other relationship at any time, with or without Cause.

         4.   Manner of Exercise.
              ------------------

          4.1      Stock Option Exercise Agreement.  To exercise the Option,
                   -------------------------------
Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company
          ---------
from time to time (the "Exercise Agreement"), which shall set forth, inter alia,
                                                                     ----- ----
Optionee's election to exercise the Option, the number of shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Optionee exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

          4.2      Limitations on Exercise.  The Option may not be exercised
                   -----------------------
unless such exercise is in compliance with all applicable securities laws, as they are in effect on the date of exercise.

          4.3      Payment.  The Committee may require Optionee to settle
                   -------
payment of the Exercise Price for the Shares being purchased through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee exercises this Option and immediately sells a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company. The Committee must notify Optionee of this requirement to settle the Exercise Price through a "same day sale" of Shares prior to the first vesting date of this Option. If Company does not invoke this requirement, Optionee may settle the Exercise Price in accordance with the alternatives listed in Section 1 of the Exercise Agreement. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by federal, state or local law:

                                                Australia Stock Option Agreement
                                                      1999 Equity Incentive Plan

    (a) by surrender of shares of the Company's Common Stock that either: (1) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Optionee in the open public market; and (3) are clear of all liens,
                                             ---
         claims, encumbrances or security interests;

    (b) provided that a public market for the Company's stock exists: (1) through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2) through a "margin" commitment from Optionee and an NASD
                  --
         Dealer whereby Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

    (c)  by any combination of the foregoing.

          4.4      Tax Withholding.  Prior to the issuance of the Shares upon
                   ---------------
exercise of the Option, Optionee must pay or provide for any applicable federal, state or local tax withholding obligations of the Company. The Committee may require Optionee to provide for payment of withholding taxes upon exercise of the Option by the immediate sale of Shares acquired from such exercise with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

          4.5      Issuance of Shares.  Provided that the Exercise Agreement and
                   ------------------
payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee's authorized assignee, or Optionee's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

       5.   Compliance with Laws and Regulations.  The exercise of the Option
            ------------------------------------
and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal, state and local securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the United States Securities and Exchange Commission ("SEC"), any state securities commission or any stock exchange to effect such compliance.

       6.   Nontransferability of Option.  Except as otherwise set forth in
            ----------------------------
Section 11 of the Plan, the Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee.

                                                Australia Stock Option Agreement
                                                      1999 Equity Incentive Plan

The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

       7.   Tax Consequences.  A brief summary as of the date the Board
            ----------------
adopted the Plan of some of the tax consequences of grant, vesting and exercise of the Option and disposition of the Shares is provided as an addendum to this Agreement. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

       8.   Privileges of Stock Ownership.  Optionee shall not have any of the
            -----------------------------
rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

       9.   Interpretation.  Any dispute regarding the interpretation of this
            --------------
Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

       10.  Entire Agreement.  The Plan is incorporated herein by reference.
            ----------------
This Agreement, the Notice of Grant, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

       11.  Notices.  Any notice required to be given or delivered to the
            -------
Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

       12.  Successors and Assigns.  The Company may assign any of its rights
            ----------------------
under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's heirs, executors, administrators, legal representatives, successors and assigns.

       13.  Governing Law.  This Agreement shall be governed by and construed
            -------------
in accordance with the internal laws of the State of California of the United States, without regard to that body of law pertaining to choice of law or conflict of law.

       14.  Acknowledgements.  Optionee acknowledges receipt of and
            ----------------
understands and agrees to the terms of the this Option and the 1999 Equity Incentive Plan (the "Plan"). In addition to the above terms, Optionee understands and agrees to the following:

                                                Australia Stock Option Agreement
                                                      1999 Equity Incentive Plan

(a) Optionee acknowledges that as of the date of this Option, such Option and the Plan set forth the entire understanding between Optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supercedes all prior oral and written agreements pertaining to this option.

(b) Optionee acknowledges that in order to perform its requirements under this Plan, the Company and its affiliates may process sensitive personal data about Optionee. Such data include but are not limited to the information provided above and any changes thereto and other appropriate personal and financial data about Optionee. Optionee hereby gives explicit consent to the Company to process any such personal data and/or sensitive personal data. Optionee also hereby gives explicit consent to the Company to transfer any such personal data and/or sensitive personal data outside the country in which Optionee is employed, and to the United States. The legal persons for whom such personal data are intended are Interwoven, Inc. and E*Trade. Optionee has been informed of his/her right of access and correction to his/her personal data by applying to Calvin Eng, Interwoven, Hong Kong.

(c) Optionee authorizes the Company or its Affiliates to withhold from my compensation the amount, if necessary, to meet any applicable tax withholding obligation. Optionee agrees that the Company may require Optionee to enter an arrangement providing for the payment to the Company of any tax withholding obligation of the Company or its Affiliates arising by reason of my participation in the Plan, or by the disposition of Shares acquired through participation in the Plan.

(d) Optionee understands that Interwoven, Inc. has reserved the right to amend or terminate the Plan at any time, and that the grant of an option under the Plan at one time does not in any way obligate Interwoven, Inc. or its Affiliates to grant additional options in any future year or in any given amount. Optionee acknowledges and understands that the grant of this Option and any future options granted under the Plan is wholly discretionary in nature and is not to be considered part of any normal or expected compensation that is or would be subject to severance, resignation, redundancy or similar pay, other than to the extent required by local law.

                                                Australia Stock Option Agreement
                                                      1999 Equity Incentive Plan

                                   EXHIBIT A
                                   ---------


                        STOCK OPTION EXERCISE AGREEMENT

                                                Australia Stock Option Agreement
                                                      1999 Equity Incentive Plan

                                INTERWOVEN, INC.
                    1999 EQUITY INCENTIVE PLAN (the "Plan")
                        STOCK OPTION EXERCISE AGREEMENT
                        -------------------------------

      I hereby elect to purchase the number of shares of Common Stock of Interwoven, Inc. (the "Company") as set forth below:
Optionee_______________________  Number of Shares Purchased:____________________
Employee ID Number:____________ Purchase Price per Share:______________________ Address:_______________________ Aggregate Purchase Price:______________________
Exact Name of Title to Shares:   Date of Option Agreement:______________________
_______________________________


1. Delivery of Purchase Price. Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Stock Option Agreement (the "Option Agreement") and Notice of Grant as follows (check as applicable and complete):

[ ] by delivery of ______________________________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of ____________________ per share; or

[ ] through a "same-day-sale" commitment, delivered herewith, from Optionee and the NASD Dealer named therein, in the amount of
     _______________________________.

2. Market Standoff Agreement. Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

3. Tax Consequences. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S GRANT, VESTING OR EXERCISE OF OPTION OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4. Entire Agreement. The Plan, Notice of Grant and Option Agreement are incorporated herein by reference. This Exercise Agreement, the Plan, Notice of Grant and the Option Agreement constitute the entire agreement and understanding of the parties and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflict of law.



-------------------------------------
Signature of Optionee



-------------------------------------
Date

                                                   Brazil Stock Option Agreement
                                                      1999 Equity Incentive Plan

                                INTERWOVEN, INC.

                           1999 EQUITY INCENTIVE PLAN

                     STOCK OPTION AGREEMENT FOR EMPLOYEES
                      -------------------------------------
                         SUBJECT TO THE LAWS OF BRAZIL
                         -----------------------------

         1.   Grant of Option. Interwoven, Inc. (the "Company") hereby grants to
              ---------------
Optionee an option (the "Option") to purchase up to the total number of shares of Common Stock of the Company set forth in the Notice of Grant (collectively, the "Shares") at the exercise price set forth in the Notice of Grant (the "Exercise Price"), subject to all of the terms and conditions of the Notice of Grant, this Stock Option Agreement (the "Agreement") and the 1999 Equity Incentive Plan (the "Plan"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Plan.

     2.   Vesting; Exercise Period.
          ------------------------

          2.1      Vesting of Shares.  The Option shall be exercisable as it
                   -----------------
vests, unless otherwise indicated in the Notice of Grant. Subject to the terms and conditions of the Plan and the Agreement, the Option shall vest and become exercisable as to portions of the Shares pursuant to the vesting schedule specified in the Notice of Grant, provided that Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company, at all times during the relevant month.

          2.2      Vesting of Options.  Shares that are vested pursuant to the
                   ------------------
vesting schedule set forth in the Notice of Grant are "Vested Shares." Shares that are not vested pursuant to the schedule set forth in the Notice of Grant are "Unvested Shares."

          2.3      Expiration.  The Option shall expire on the expiration date
                   ----------
set forth in the Notice of Grant, and must be exercised, if at all, on or before the earlier of the expiration date of the Option or the date on which the Option is earlier terminated in accordance with the provisions of Section 3 hereof.

     3.   Termination.
          -----------

          3.1     Termination for Any Reason Except Death, Disability or Cause.
                  ------------------------------------------------------------
If Optionee is Terminated for any reason except Optionee's death, Disability or Cause, then the Option, to the extent (and only to the extent) that it is vested in accordance with the schedule set forth in the Notice of Grant on the Termination Date, may be exercised by Optionee no later than three (3) months after the Termination Date, but in any event no later than the expiration date.

          3.2      Termination Because of Death or Disability.  If Optionee is
                   ------------------------------------------
Terminated because of death or Disability of Optionee (or the Optionee dies within three (3) months after Termination other than for Cause or because of Disability), then the Option, to the extent that it is vested in accordance with the schedule in the Notice of Grant on the Termination

                                                   Brazil Stock Option Agreement
                                                      1999 Equity Incentive Plan

Date, may be exercised by Optionee (or Optionee's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in any event no later than the expiration date. Any exercise after three months after the Termination Date when the Termination is for any reason other than Optionee's death or disability, within the meaning of Code Section 22(e)(3), shall be deemed to be the exercise of a nonqualified stock option.

          3.3      Termination for Cause.  If Optionee is Terminated for Cause,
                   ---------------------
the Option will expire on the Optionee's date of Termination.

          3.4      No Obligation to Employ.  Nothing in the Plan or this
                   -----------------------
Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee's employment or other relationship at any time, with or without Cause.

     4.   Manner of Exercise.
          ------------------

          4.1      Stock Option Exercise Agreement.  To exercise the Option,
                   -------------------------------
Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company
          ---------
from time to time (the "Exercise Agreement"), which shall set forth, inter alia,
                                                                     ----- ----
Optionee's election to exercise the Option, the number of shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Optionee exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

          4.2      Limitations on Exercise.  The Option may not be exercised
                   -----------------------
unless such exercise is in compliance with all applicable securities laws, as they are in effect on the date of exercise.

          4.3      Payment.  The Committee may require Optionee to settle
                   -------
payment of the Exercise Price for the Shares being purchased through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee exercises this Option and immediately sells a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company. The Committee must notify Optionee of this requirement to settle the Exercise Price through a "same day sale" of Shares prior to the first vesting date of this Option. If Company does not invoke this requirement, Optionee may settle the Exercise Price in accordance with the alternatives listed in Section 1 of the Exercise Agreement. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by federal, state or local law:

                                                   Brazil Stock Option Agreement
                                                      1999 Equity Incentive Plan

    (a) by surrender of shares of the Company's Common Stock that either: (1) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Optionee in the open public market; and (3) are clear of all liens,
                                             ---
         claims, encumbrances or security interests;

    (b) provided that a public market for the Company's stock exists: (1) through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2) through a "margin" commitment from Optionee and an NASD
                  --
         Dealer whereby Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

    (c)  by any combination of the foregoing.

         4.4     Tax Withholding.  Prior to the issuance of the Shares upon
                  ---------------
exercise of the Option, Optionee must pay or provide for any applicable federal, state or local tax withholding obligations of the Company. The Committee may require Optionee to provide for payment of withholding taxes upon exercise of the Option by the immediate sale of Shares acquired from such exercise with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

         4.5      Issuance of Shares.  Provided that the Exercise Agreement and
                  ------------------
payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee's authorized assignee, or Optionee's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

     5.   Compliance with Laws and Regulations.  The exercise of the Option
          ------------------------------------
and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal, state and local securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the United States Securities and Exchange Commission ("SEC"), any state securities commission or any stock exchange to effect such compliance.

     6.   Nontransferability of Option.  Except as otherwise set forth in
          ----------------------------
Section 11 of the Plan, the Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee.

                                                   Brazil Stock Option Agreement
                                                      1999 Equity Incentive Plan

The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

         7.   Tax Consequences.  A brief summary as of the date the Board
              ----------------
adopted the Plan of some of the tax consequences of grant, vesting and exercise of the Option and disposition of the Shares is provided as an addendum to this Agreement. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

         8.   Privileges of Stock Ownership.  Optionee shall not have any of the
              -----------------------------
rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

         9.   Interpretation.  Any dispute regarding the interpretation of this
              --------------
Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

         10.  Entire Agreement.  The Plan is incorporated herein by reference.
              ----------------
This Agreement, the Notice of Grant, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

         11.  Notices.  Any notice required to be given or delivered to the
              -------
Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

         12.  Successors and Assigns.  The Company may assign any of its rights
              ----------------------
under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's heirs, executors, administrators, legal representatives, successors and assigns.

         13.  Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the internal laws of the State of California of the United States, without regard to that body of law pertaining to choice of law or conflict of law.

         14.  Acknowledgements.  Optionee acknowledges receipt of and
              ----------------
understands and agrees to the terms of the this Option and the 1999 Equity Incentive Plan (the "Plan"). In addition to the above terms, Optionee understands and agrees to the following:

                                                   Brazil Stock Option Agreement
                                                      1999 Equity Incentive Plan

(a) Optionee acknowledges that as of the date of this Option, such Option and the Plan set forth the entire understanding between Optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supercedes all prior oral and written agreements pertaining to this option.

(b) Optionee acknowledges that in order to perform its requirements under this Plan, the Company and its affiliates may process sensitive personal data about Optionee. Such data include but are not limited to the information provided above and any changes thereto and other appropriate personal and financial data about Optionee. Optionee hereby gives explicit consent to the Company to process any such personal data and/or sensitive personal data. Optionee also hereby gives explicit consent to the Company to transfer any such personal data and/or sensitive personal data outside the country in which Optionee is employed, and to the United States. The legal persons for whom such personal data are intended are Interwoven, Inc. and E*Trade. Optionee has been informed of his/her right of access and correction to his/her personal data by applying to Margaret Venables or her successor - 1195 W. Fremont Ave., Sunnyvale, CA 94087-3825, USA.

(c) Optionee authorizes the Company or its Affiliates to withhold from my compensation the amount, if necessary, to meet any applicable tax withholding obligation. Optionee agrees that the Company may require Optionee to enter an arrangement providing for the payment to the Company of any tax withholding obligation of the Company or its Affiliates arising by reason of my participation in the Plan, or by the disposition of Shares acquired through participation in the Plan.

(d) Optionee understands that Interwoven, Inc. has reserved the right to amend or terminate the Plan at any time, and that the grant of an option under the Plan at one time does not in any way obligate Interwoven, Inc. or its Affiliates to grant additional options in any future year or in any given amount. Optionee acknowledges and understands that the grant of this Option and any future options granted under the Plan is wholly discretionary in nature and is not to be considered part of any normal or expected compensation that is or would be subject to severance, resignation, redundancy or similar pay, other than to the extent required by local law.

                                                   Brazil Stock Option Agreement
                                                      1999 Equity Incentive Plan


                                   EXHIBIT A
                                   ---------


                        STOCK OPTION EXERCISE AGREEMENT

                                                   Brazil Stock Option Agreement
                                                      1999 Equity Incentive Plan


                                INTERWOVEN, INC.
                    1999 EQUITY INCENTIVE PLAN (the "Plan")
                        STOCK OPTION EXERCISE AGREEMENT
                        -------------------------------

      I hereby elect to purchase the number of shares of Common Stock of Interwoven, Inc. (the "Company") as set forth below:

Optionee ___________________________________________    Number of Shares Purchased: _________________________________
Employee ID Number: ________________________________    Purchase Price per Share: ___________________________________
Address: ___________________________________________    Aggregate Purchase Price: ___________________________________
Exact Name of Title to Shares: _____________________    Date of Option Agreement: ___________________________________
____________________________________________________

1. Delivery of Purchase Price. Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Stock Option Agreement (the "Option Agreement") and Notice of Grant as follows (check as applicable and complete):

[ ] by delivery of ______________________________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of ____________________ per share; or

[ ] through a "same-day-sale" commitment, delivered herewith, from Optionee and the NASD Dealer named therein, in the amount of
     _______________________________.

2. Market Standoff Agreement. Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

3. Tax Consequences. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S GRANT, VESTING OR EXERCISE OF OPTION OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4. Entire Agreement. The Plan, Notice of Grant and Option Agreement are incorporated herein by reference. This Exercise Agreement, the Plan, Notice of Grant and the Option Agreement constitute the entire agreement and understanding of the parties and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflict of law.



------------------------------------------------------------------
Signature of Optionee


__________________________________________________________________
Date

                                                   Canada Stock Option Agreement
                                                      1999 Equity Incentive Plan



                                INTERWOVEN, INC.

                           1999 EQUITY INCENTIVE PLAN

                     STOCK OPTION AGREEMENT FOR EMPLOYEES
                      -------------------------------------
                         SUBJECT TO THE LAWS OF CANADA
                         -----------------------------

         1.   Grant of Option. Interwoven, Inc. (the "Company") hereby grants to
              ---------------
Optionee an option (the "Option") to purchase up to the total number of shares of Common Stock of the Company set forth in the Notice of Grant (collectively, the "Shares") at the exercise price set forth in the Notice of Grant (the "Exercise Price"), subject to all of the terms and conditions of the Notice of Grant, this Stock Option Agreement (the "Agreement") and the 1999 Equity Incentive Plan (the "Plan"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Plan.

         2.   Vesting; Exercise Period.
              ------------------------

          2.1      Vesting of Shares.  The Option shall be exercisable as it
                   -----------------
vests, unless otherwise indicated in the Notice of Grant. Subject to the terms and conditions of the Plan and the Agreement, the Option shall vest and become exercisable as to portions of the Shares pursuant to the vesting schedule specified in the Notice of Grant, provided that Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company, at all times during the relevant month.

          2.2      Vesting of Options.  Shares that are vested pursuant to the
                   ------------------
vesting schedule set forth in the Notice of Grant are "Vested Shares." Shares that are not vested pursuant to the schedule set forth in the Notice of Grant are "Unvested Shares."

          2.3      Expiration.  The Option shall expire on the expiration date
                   ----------
set forth in the Notice of Grant, and must be exercised, if at all, on or before the earlier of the expiration date of the Option or the date on which the Option is earlier terminated in accordance with the provisions of Section 3 hereof.

         3.   Termination.
              -----------

         3.1      Termination for Any Reason Except Death, Disability or Cause.
                  ------------------------------------------------------------
If Optionee is Terminated for any reason except Optionee's death, Disability or Cause, then the Option, to the extent (and only to the extent) that it is vested in accordance with the schedule set forth in the Notice of Grant on the Termination Date, may be exercised by Optionee no later than three (3) months after the Termination Date, but in any event no later than the expiration date.

          3.2      Termination Because of Death or Disability.  If Optionee is
                   ------------------------------------------
Terminated because of death or Disability of Optionee (or the Optionee dies within three (3) months after Termination other than for Cause or because of Disability), then the Option, to the extent that it is vested in accordance with the schedule in the Notice of Grant on the Termination

                                                   Canada Stock Option Agreement
                                                      1999 Equity Incentive Plan

Date, may be exercised by Optionee (or Optionee's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in any event no later than the expiration date. Any exercise after three months after the Termination Date when the Termination is for any reason other than Optionee's death or disability, within the meaning of Code Section 22(e)(3), shall be deemed to be the exercise of a nonqualified stock option.


          3.3      Termination for Cause.  If Optionee is Terminated for Cause,
                   ---------------------
the Option will expire on the Optionee's date of Termination.

          3.4      No Obligation to Employ.  Nothing in the Plan or this
                   -----------------------
Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee's employment or other relationship at any time, with or without Cause.

         4.   Manner of Exercise.
              ------------------

          4.1      Stock Option Exercise Agreement.  To exercise the Option,
                   -------------------------------
Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company
          ---------
from time to time (the "Exercise Agreement"), which shall set forth, inter alia,
                                                                     ----- ----
Optionee's election to exercise the Option, the number of shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Optionee exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

          4.2      Limitations on Exercise.  The Option may not be exercised
                   -----------------------
unless such exercise is in compliance with all applicable securities laws, as they are in effect on the date of exercise.

          4.3      Payment.  The Committee may require Optionee to settle
                   -------
payment of the Exercise Price for the Shares being purchased through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee exercises this Option and immediately sells a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company. The Committee must notify Optionee of this requirement to settle the Exercise Price through a "same day sale" of Shares prior to the first vesting date of this Option. If Company does not invoke this requirement, Optionee may settle the Exercise Price in accordance with the alternatives listed in Section 1 of the Exercise Agreement. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by federal, state or local law:

                                                   Canada Stock Option Agreement
                                                      1999 Equity Incentive Plan

    (a) by surrender of shares of the Company's Common Stock that either: (1) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Optionee in the open public market; and (3) are clear of all liens,
                                             ---
         claims, encumbrances or security interests;

    (b) provided that a public market for the Company's stock exists: (1) through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2) through a "margin" commitment from Optionee and an NASD
                  --
         Dealer whereby Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

    (c)  by any combination of the foregoing.

          4.4      Tax Withholding.  Prior to the issuance of the Shares upon
                   ---------------
exercise of the Option, Optionee must pay or provide for any applicable federal, state or local tax withholding obligations of the Company. The Committee may require Optionee to provide for payment of withholding taxes upon exercise of the Option by the immediate sale of Shares acquired from such exercise with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

          4.5      Issuance of Shares.  Provided that the Exercise Agreement and
                   ------------------
payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee's authorized assignee, or Optionee's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

         5.   Compliance with Laws and Regulations.  The exercise of the Option
              ------------------------------------
and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal, state and local securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the United States Securities and Exchange Commission ("SEC"), any state securities commission or any stock exchange to effect such compliance.

         6.   Nontransferability of Option.  Except as otherwise set forth in
              ----------------------------
Section 11 of the Plan, the Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee.

                                                   Canada Stock Option Agreement
                                                      1999 Equity Incentive Plan

The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

         7.   Tax Consequences.  A brief summary as of the date the Board
              ----------------
adopted the Plan of some of the tax consequences of grant, vesting and exercise of the Option and disposition of the Shares is provided as an addendum to this Agreement. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

         8.   Privileges of Stock Ownership.  Optionee shall not have any of the
              -----------------------------
rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

         9.   Interpretation.  Any dispute regarding the interpretation of this
              --------------
Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

         10.  Entire Agreement.  The Plan is incorporated herein by reference.
              ----------------
This Agreement, the Notice of Grant, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

         11.  Notices.  Any notice required to be given or delivered to the
              -------
Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

         12.  Successors and Assigns.  The Company may assign any of its rights
              ----------------------
under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's heirs, executors, administrators, legal representatives, successors and assigns.

         13.  Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the internal laws of the State of California of the United States, without regard to that body of law pertaining to choice of law or conflict of law.

         14.  Acknowledgements.  Optionee acknowledges receipt of and
              ----------------
understands and agrees to the terms of the this Option and the 1999 Equity Incentive Plan (the "Plan"). In addition to the above terms, Optionee understands and agrees to the following:

                                                   Canada Stock Option Agreement
                                                      1999 Equity Incentive Plan

(a) Optionee acknowledges that as of the date of this Option, such Option and the Plan set forth the entire understanding between Optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supercedes all prior oral and written agreements pertaining to this option.

(b) Optionee acknowledges that in order to perform its requirements under this Plan, the Company and its affiliates may process sensitive personal data about Optionee. Such data include but are not limited to the information provided above and any changes thereto and other appropriate personal and financial data about Optionee. Optionee hereby gives explicit consent to the Company to process any such personal data and/or sensitive personal data. Optionee also hereby gives explicit consent to the Company to transfer any such personal data and/or sensitive personal data outside the country in which Optionee is employed, and to the United States. The legal persons for whom such personal data are intended are Interwoven, Inc. and E*Trade. Optionee has been informed of his/her right of access and correction to his/her personal data by applying to Anita Reddy or her successor - 1195 W. Fremont Ave., Sunnyvale, CA 94087-3825, USA.

(c) Optionee authorizes the Company or its Affiliates to withhold from my compensation the amount, if necessary, to meet any applicable tax withholding obligation. Optionee agrees that the Company may require Optionee to enter an arrangement providing for the payment to the Company of any tax withholding obligation of the Company or its Affiliates arising by reason of my participation in the Plan, or by the disposition of Shares acquired through participation in the Plan.

(d) Optionee understands that Interwoven, Inc. has reserved the right to amend or terminate the Plan at any time, and that the grant of an option under the Plan at one time does not in any way obligate Interwoven, Inc. or its Affiliates to grant additional options in any future year or in any given amount. Optionee acknowledges and understands that the grant of this Option and any future options granted under the Plan is wholly discretionary in nature and is not to be considered part of any normal or expected compensation that is or would be subject to severance, resignation, redundancy or similar pay, other than to the extent required by local law.



-------------------------------------------------
Optionee


-------------------------------------------------
Signature of Optionee



-------------------------------------------------
Date

                                                   Canada Stock Option Agreement
                                                      1999 Equity Incentive Plan


                                   EXHIBIT A
                                   ---------


                        STOCK OPTION EXERCISE AGREEMENT

                                                   Canada Stock Option Agreement
                                                      1999 Equity Incentive Plan


                                INTERWOVEN, INC.
                    1999 EQUITY INCENTIVE PLAN (the "Plan")
                        STOCK OPTION EXERCISE AGREEMENT
                        -------------------------------

      I hereby elect to purchase the number of shares of Common Stock of Interwoven, Inc. (the "Company") as set forth below:

Optionee__________________________________________________________  Number of Shares Purchased:_____________________________________
Employee ID Number:_______________________________________________  Purchase Price per Share:_______________________________________
Address:__________________________________________________________  Aggregate Purchase Price:_______________________________________
Exact Name of Title to Shares:____________________________________  Date of Option Agreement:_______________________________________

1. Delivery of Purchase Price. Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Stock Option Agreement (the "Option Agreement") and Notice of Grant as follows (check as applicable and complete):

[ ] by delivery of ______________________________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of ____________________ per share; or

[ ] through a "same-day-sale" commitment, delivered herewith, from Optionee and the NASD Dealer named therein, in the amount of
     _______________________________.

2. Market Standoff Agreement. Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

3. Tax Consequences. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S GRANT, VESTING OR EXERCISE OF OPTION OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4. Entire Agreement. The Plan, Notice of Grant and Option Agreement are incorporated herein by reference. This Exercise Agreement, the Plan, Notice of Grant and the Option Agreement constitute the entire agreement and understanding of the parties and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflict of law.



--------------------------------------------
Signature of Optionee



--------------------------------------------
Date

                                                   France Stock Option Agreement
                                                      1999 Equity Incentive Plan



                                INTERWOVEN, INC.

                           1999 EQUITY INCENTIVE PLAN

                     STOCK OPTION AGREEMENT FOR EMPLOYEES
                      -------------------------------------
                         SUBJECT TO THE LAWS OF FRANCE
                         -----------------------------

         1.   Grant of Option. Interwoven, Inc. (the "Company") hereby grants to
              ---------------
Optionee an option (the "Option") to purchase up to the total number of shares of Common Stock of the Company set forth in the Notice of Grant (collectively, the "Shares") at the exercise price set forth in the Notice of Grant (the "Exercise Price"), subject to all of the terms and conditions of the Notice of Grant, this Stock Option Agreement (the "Agreement") and the 1999 Equity Incentive Plan (the "Plan"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Plan.

         2.   Vesting; Exercise Period.
              ------------------------

              2.1      Vesting of Shares.  The Option shall be exercisable as it
                       -----------------
vests, unless otherwise indicated in the Notice of Grant. Subject to the terms and conditions of the Plan and the Agreement, the Option shall vest and become exercisable as to portions of the Shares pursuant to the vesting schedule specified in the Notice of Grant, provided that Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company, at all times during the relevant month.

              2.2      Vesting of Options.  Shares that are vested pursuant to
                       ------------------
the vesting schedule set forth in the Notice of Grant are "Vested Shares." Shares that are not vested pursuant to the schedule set forth in the Notice of Grant are "Unvested Shares."

              2.3      Expiration.  The Option shall expire on the expiration
                       ----------
date set forth in the Notice of Grant, and must be exercised, if at all, on or before the earlier of the expiration date of the Option or the date on which the Option is earlier terminated in accordance with the provisions of Section 3 hereof.

         3.   Termination.
              -----------

              3.1      Termination for Any Reason Except Death, Disability or
                       ------------------------------------------------------
Cause. If Optionee is Terminated for any reason except Optionee's death,
-----
Disability or Cause, then the Option, to the extent (and only to the extent) that it is vested in accordance with the schedule set forth in the Notice of Grant on the Termination Date, may be exercised by Optionee no later than three
(3) months after the Termination Date, but in any event no later than the expiration date.

              3.2      Termination Because of Death or Disability. If Optionee
                       ------------------------------------------
is Terminated because of death or Disability of Optionee (or the Optionee dies within three (3) months after Termination other than for Cause or because of Disability), then the Option, to the extent that it is vested in accordance with the schedule in the Notice of Grant on the Termination

                                                   France Stock Option Agreement
                                                      1999 Equity Incentive Plan

Date, may be exercised by Optionee (or Optionee's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in any event no later than the expiration date. Any exercise after three months after the Termination Date when the Termination is for any reason other than Optionee's death or disability, within the meaning of Code Section 22(e)(3), shall be deemed to be the exercise of a nonqualified stock option.

              3.3      Termination for Cause.  If Optionee is Terminated for
                       ---------------------
Cause, the Option will expire on the Optionee's date of Termination.

              3.4      No Obligation to Employ.  Nothing in the Plan or this
                       -----------------------
Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee's employment or other relationship at any time, with or without Cause.

         4.   Manner of Exercise.
              ------------------

               4.1      Stock Option Exercise Agreement.  To exercise the
                        -------------------------------
Option, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company
          ---------
from time to time (the "Exercise Agreement"), which shall set forth, inter alia,
                                                                     ----- ----
Optionee's election to exercise the Option, the number of shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Optionee exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

               4.2      Limitations on Exercise.  The Option may not be
                        -----------------------
exercised unless such exercise is in compliance with all applicable securities laws, as they are in effect on the date of exercise.

               4.3      Payment.  The Committee may require Optionee to settle
                        -------
payment of the Exercise Price for the Shares being purchased through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee exercises this Option and immediately sells a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company. The Committee must notify Optionee of this requirement to settle the Exercise Price through a "same day sale" of Shares prior to the first vesting date of this Option. If Company does not invoke this requirement, Optionee may settle the Exercise Price in accordance with the alternatives listed in Section 1 of the Exercise Agreement. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by federal, state or local law:

                                                   France Stock Option Agreement
                                                      1999 Equity Incentive Plan

    (a) by surrender of shares of the Company's Common Stock that either: (1) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Optionee in the open public market; and (3) are clear of all liens,
                                             ---
         claims, encumbrances or security interests;

    (b) provided that a public market for the Company's stock exists: (1) through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2) through a "margin" commitment from Optionee and an NASD
                  --
         Dealer whereby Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

    (c)  by any combination of the foregoing.

              4.4    Tax Withholding.  Prior to the issuance of the Shares upon
                     ---------------
exercise of the Option, Optionee must pay or provide for any applicable federal, state or local tax withholding obligations of the Company. The Committee may require Optionee to provide for payment of withholding taxes upon exercise of the Option by the immediate sale of Shares acquired from such exercise with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

              4.5    Issuance of Shares.  Provided that the Exercise Agreement
                     ------------------
and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee's authorized assignee, or Optionee's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

         5.   Compliance with Laws and Regulations.  The exercise of the Option
              ------------------------------------
and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal, state and local securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the United States Securities and Exchange Commission ("SEC"), any state securities commission or any stock exchange to effect such compliance.

         6.   Nontransferability of Option.  Except as otherwise set forth in
              ----------------------------
Section 11 of the Plan, the Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee.

                                                   France Stock Option Agreement
                                                      1999 Equity Incentive Plan

The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

         7.   Tax Consequences.  A brief summary as of the date the Board
              ----------------
adopted the Plan of some of the tax consequences of grant, vesting and exercise of the Option and disposition of the Shares is provided as an addendum to this Agreement. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

         8.   Privileges of Stock Ownership.  Optionee shall not have any of
              -----------------------------
the rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

         9.   Interpretation.  Any dispute regarding the interpretation of this
              --------------
Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

         10.  Entire Agreement.  The Plan is incorporated herein by reference.
              ----------------
This Agreement, the Notice of Grant, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

         11.  Notices.  Any notice required to be given or delivered to the
              -------
Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

         12.  Successors and Assigns.  The Company may assign any of its rights
              ----------------------
under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's heirs, executors, administrators, legal representatives, successors and assigns.

         13.  Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the internal laws of the State of California of the United States, without regard to that body of law pertaining to choice of law or conflict of law.

         14.  Acknowledgements.  Optionee acknowledges receipt of and
              ----------------
understands and agrees to the terms of the this Option and the 1999 Equity Incentive Plan (the "Plan"). In addition to the above terms, Optionee understands and agrees to the following:

                                                   France Stock Option Agreement
                                                      1999 Equity Incentive Plan

     (a) Optionee acknowledges that as of the date of this Option, such Option and the Plan set forth the entire understanding between Optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supercedes all prior oral and written agreements pertaining to this option.

     (b) Optionee acknowledges that in order to perform its requirements under this Plan, the Company and its affiliates may process sensitive personal data about Optionee. Such data include but are not limited to the information provided above and any changes thereto and other appropriate personal and financial data about Optionee. Optionee hereby gives explicit consent to the Company to process any such personal data and/or sensitive personal data. Optionee also hereby gives explicit consent to the Company to transfer any such personal data and/or sensitive personal data outside the country in which Optionee is employed, and to the United States. The legal persons for whom such personal data are intended are Interwoven, Inc. and E*Trade. Optionee has been informed of his/her right of access and correction to his/her personal data by applying to William Finlay or his successor - Pinewood, Chineham Business Park, Crockford Lane, Chineham, Basingstoke, Hants, RG24 8AL, UK.

     (c) Optionee authorizes the Company or its Affiliates to withhold from my compensation the amount, if necessary, to meet any applicable tax withholding obligation. Optionee agrees that the Company may require Optionee to enter an arrangement providing for the payment to the Company of any tax withholding obligation of the Company or its Affiliates arising by reason of my participation in the Plan, or by the disposition of Shares acquired through participation in the Plan.


     (d) Optionee understands that Interwoven, Inc. has reserved the right to amend or terminate the Plan at any time, and that the grant of an option under the Plan at one time does not in any way obligate Interwoven, Inc. or its Affiliates to grant additional options in any future year or in any given amount. Optionee acknowledges and understands that the grant of this Option and any future options granted under the Plan is wholly discretionary in nature and is not to be considered part of any normal or expected compensation that is or would be subject to severance, resignation, redundancy or similar pay, other than to the extent required by local law.


---------------------------------
Optionee


---------------------------------
Signature of Optionee


---------------------------------
Date

                                                   France Stock Option Agreement
                                                      1999 Equity Incentive Plan


                                   EXHIBIT A
                                   ---------


                        STOCK OPTION EXERCISE AGREEMENT

                                                   France Stock Option Agreement
                                                      1999 Equity Incentive Plan

                                INTERWOVEN, INC.
                    1999 EQUITY INCENTIVE PLAN (the "Plan")
                        STOCK OPTION EXERCISE AGREEMENT
                        -------------------------------

      I hereby elect to purchase the number of shares of Common Stock of Interwoven, Inc. (the "Company") as set forth below:

Optionee______________________________________        Number of Shares Purchased:_________________________________
Employee ID Number:___________________________        Purchase Price per Share:___________________________________
Address:______________________________________        Aggregate Purchase Price:___________________________________
Exact Name of Title to Shares:________________        Date of Option Agreement:___________________________________
______________________________________________

1. Delivery of Purchase Price. Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Stock Option Agreement (the "Option Agreement") and Notice of Grant as follows (check as applicable and complete):

[ ] by delivery of ______________________________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of ____________________ per share; or

[ ] through a "same-day-sale" commitment, delivered herewith, from Optionee and the NASD Dealer named therein, in the amount of
     _______________________________.

2. Market Standoff Agreement. Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

3. Tax Consequences. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S GRANT, VESTING OR EXERCISE OF OPTION OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4. Entire Agreement. The Plan, Notice of Grant and Option Agreement are incorporated herein by reference. This Exercise Agreement, the Plan, Notice of Grant and the Option Agreement constitute the entire agreement and understanding of the parties and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflict of law.



-----------------------------------
Signature of Optionee

-----------------------------------
Date

                                                  Germany Stock Option Agreement
                                                      1999 Equity Incentive Plan



                                INTERWOVEN, INC.

                           1999 EQUITY INCENTIVE PLAN

                     STOCK OPTION AGREEMENT FOR EMPLOYEES
                      -------------------------------------
                         SUBJECT TO THE LAWS OF GERMANY
                         ------------------------------

         1.   Grant of Option. Interwoven, Inc. (the "Company") hereby grants to
              ---------------
Optionee an option (the "Option") to purchase up to the total number of shares of Common Stock of the Company set forth in the Notice of Grant (collectively, the "Shares") at the exercise price set forth in the Notice of Grant (the "Exercise Price"), subject to all of the terms and conditions of the Notice of Grant, this Stock Option Agreement (the "Agreement") and the 1999 Equity Incentive Plan (the "Plan"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Plan.

         2.   Vesting; Exercise Period.
              ------------------------

          2.1      Vesting of Shares.  The Option shall be exercisable as it
                   -----------------
vests, unless otherwise indicated in the Notice of Grant. Subject to the terms and conditions of the Plan and the Agreement, the Option shall vest and become exercisable as to portions of the Shares pursuant to the vesting schedule specified in the Notice of Grant, provided that Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company, at all times during the relevant month.

          2.2      Vesting of Options.  Shares that are vested pursuant to the
                   ------------------
vesting schedule set forth in the Notice of Grant are "Vested Shares." Shares that are not vested pursuant to the schedule set forth in the Notice of Grant are "Unvested Shares."

          2.3      Expiration.  The Option shall expire on the expiration date
                   ----------
set forth in the Notice of Grant, and must be exercised, if at all, on or before the earlier of the expiration date of the Option or the date on which the Option is earlier terminated in accordance with the provisions of Section 3 hereof.

         3.   Termination.
              -----------

         3.1      Termination for Any Reason Except Death, Disability or Cause.
                  ------------------------------------------------------------
If Optionee is Terminated for any reason except Optionee's death, Disability or Cause, then the Option, to the extent (and only to the extent) that it is vested in accordance with the schedule set forth in the Notice of Grant on the Termination Date, may be exercised by Optionee no later than three (3) months after the Termination Date, but in any event no later than the expiration date.

          3.2      Termination Because of Death or Disability.  If Optionee is
                   ------------------------------------------
Terminated because of death or Disability of Optionee (or the Optionee dies within three (3) months after Termination other than for Cause or because of Disability), then the Option, to the extent that it is vested in accordance with the schedule in the Notice of Grant on the Termination

                                             Germany Stock Option Agreement
                                                 1999 Equity Incentive Plan


Date, may be exercised by Optionee (or Optionee's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in any event no later than the expiration date. Any exercise after three months after the Termination Date when the Termination is for any reason other than Optionee's death or disability, within the meaning of Code Section 22(e)(3), shall be deemed to be the exercise of a nonqualified stock option.

          3.3      Termination for Cause.  If Optionee is Terminated for Cause,
                   ---------------------
the Option will expire on the Optionee's date of Termination.

          3.4      No Obligation to Employ.  Nothing in the Plan or this
                   -----------------------
Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee's employment or other relationship at any time, with or without Cause.

         4.   Manner of Exercise.
              ------------------

          4.1      Stock Option Exercise Agreement.  To exercise the Option,
                   -------------------------------
Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company
          ---------
from time to time (the "Exercise Agreement"), which shall set forth, inter alia,
                                                                     ----- ----
Optionee's election to exercise the Option, the number of shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Optionee exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

          4.2      Limitations on Exercise.  The Option may not be exercised
                   -----------------------
unless such exercise is in compliance with all applicable securities laws, as they are in effect on the date of exercise.

          4.3      Payment.  The Committee may require Optionee to settle
                   -------
payment of the Exercise Price for the Shares being purchased through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee exercises this Option and immediately sells a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company. The Committee must notify Optionee of this requirement to settle the Exercise Price through a "same day sale" of Shares prior to the first vesting date of this Option. If Company does not invoke this requirement, Optionee may settle the Exercise Price in accordance with the alternatives listed in Section 1 of the Exercise Agreement. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by federal, state or local law:

                                                Germany Stock Option Agreement
                                                    1999 Equity Incentive Plan


    (a) by surrender of shares of the Company's Common Stock that either: (1) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Optionee in the open public market; and (3) are clear of all liens,
                                             ---
         claims, encumbrances or security interests;

    (b) provided that a public market for the Company's stock exists: (1) through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2) through a "margin" commitment from Optionee and an NASD
                  --
         Dealer whereby Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

    (c)  by any combination of the foregoing.

          4.4      Tax Withholding.  Prior to the issuance of the Shares upon
                   ---------------
exercise of the Option, Optionee must pay or provide for any applicable federal, state or local tax withholding obligations of the Company. The Committee may require Optionee to provide for payment of withholding taxes upon exercise of the Option by the immediate sale of Shares acquired from such exercise with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

          4.5      Issuance of Shares.  Provided that the Exercise Agreement and
                   ------------------
payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee's authorized assignee, or Optionee's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

         5.   Compliance with Laws and Regulations.  The exercise of the Option
              ------------------------------------
and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal, state and local securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the United States Securities and Exchange Commission ("SEC"), any state securities commission or any stock exchange to effect such compliance.

         6.   Nontransferability of Option.  Except as otherwise set forth in
              ----------------------------
Section 11 of the Plan, the Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee.

                                                 Germany Stock Option Agreement
                                                     1999 Equity Incentive Plan


The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

         7.   Tax Consequences.  A brief summary as of the date the Board
              ----------------
adopted the Plan of some of the tax consequences of grant, vesting and exercise of the Option and disposition of the Shares is provided as an addendum to this Agreement. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

         8.   Privileges of Stock Ownership.  Optionee shall not have any of the
              -----------------------------
rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

         9.   Interpretation.  Any dispute regarding the interpretation of this
              --------------
Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

         10.  Entire Agreement.  The Plan is incorporated herein by reference.
              ----------------
This Agreement, the Notice of Grant, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

         11.  Notices.  Any notice required to be given or delivered to the
              -------
Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

         12.  Successors and Assigns.  The Company may assign any of its rights
              ----------------------
under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's heirs, executors, administrators, legal representatives, successors and assigns.

         13.  Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the internal laws of the State of California of the United States, without regard to that body of law pertaining to choice of law or conflict of law.

         14.  Acknowledgements.  Optionee acknowledges receipt of and
              ----------------
understands and agrees to the terms of the this Option and the 1999 Equity Incentive Plan (the "Plan"). In addition to the above terms, Optionee understands and agrees to the following:

                                                 Germany Stock Option Agreement
                                                     1999 Equity Incentive Plan

(a) Optionee acknowledges that as of the date of this Option, such Option and the Plan set forth the entire understanding between Optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supercedes all prior oral and written agreements pertaining to this option.

(b) Optionee acknowledges that in order to perform its requirements under this Plan, the Company and its affiliates may process sensitive personal data about Optionee. Such data include but are not limited to the information provided above and any changes thereto and other appropriate personal and financial data about Optionee. Optionee hereby gives explicit consent to the Company to process any such personal data and/or sensitive personal data. Optionee also hereby gives explicit consent to the Company to transfer any such personal data and/or sensitive personal data outside the country in which Optionee is employed, and to the United States. The legal persons for whom such personal data are intended are Interwoven, Inc. and E*Trade. Optionee has been informed of his/her right of access and correction to his/her personal data by applying to William Finlay or his successor - Pinewood, Chineham Business Park, Crockford Lane, Chineham,
     Basingstoke, Hants,       RG24 8AL, UK.

(c) Optionee authorizes the Company or its Affiliates to withhold from my compensation the amount, if necessary, to meet any applicable tax withholding obligation. Optionee agrees that the Company may require Optionee to enter an arrangement providing for the payment to the Company of any tax withholding obligation of the Company or its Affiliates arising by reason of my participation in the Plan, or by the disposition of Shares acquired through participation in the Plan.

(d) Optionee understands that Interwoven, Inc. has reserved the right to amend or terminate the Plan at any time, and that the grant of an option under the Plan at one time does not in any way obligate Interwoven, Inc. or its Affiliates to grant additional options in any future year or in any given amount. Optionee acknowledges and understands that the grant of this Option and any future options granted under the Plan is wholly discretionary in nature and is not to be considered part of any normal or expected compensation that is or would be subject to severance, resignation, redundancy or similar pay, other than to the extent required by local law.


-------------------------------------------------
Optionee



-------------------------------------------------
Signature of Optionee



-------------------------------------------------
Date

                                                  Germany Stock Option Agreement
                                                      1999 Equity Incentive Plan


                                   EXHIBIT A
                                   ---------


                        STOCK OPTION EXERCISE AGREEMENT

                                                Germany Stock Option Agreement
                                                    1999 Equity Incentive Plan


                                INTERWOVEN, INC.
                    1999 EQUITY INCENTIVE PLAN (the "Plan")
                        STOCK OPTION EXERCISE AGREEMENT
                        -------------------------------

      I hereby elect to purchase the number of shares of Common Stock of Interwoven, Inc. (the "Company") as set forth below:

Optionee_______________________________________________________     Number of Shares Purchased:_____________________________________
Employee ID Number:____________________________________________     Purchase Price per Share:_______________________________________
Address:_______________________________________________________     Aggregate Purchase Price:_______________________________________
Exact Name of Title to Shares:_________________________________     Date of Option Agreement:_______________________________________

1. Delivery of Purchase Price. Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Stock Option Agreement (the "Option Agreement") and Notice of Grant as follows (check as applicable and complete):

[ ] by delivery of ______________________________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of ____________________ per share; or

[ ] through a "same-day-sale" commitment, delivered herewith, from Optionee and the NASD Dealer named therein, in the amount of
     _______________________________.

2. Market Standoff Agreement. Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

3. Tax Consequences. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S GRANT, VESTING OR EXERCISE OF OPTION OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4. Entire Agreement. The Plan, Notice of Grant and Option Agreement are incorporated herein by reference. This Exercise Agreement, the Plan, Notice of Grant and the Option Agreement constitute the entire agreement and understanding of the parties and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflict of law.



------------------------------------------------------------------
Signature of Optionee


------------------------------------------------------------------
Date

                                                Hong Kong Stock Option Agreement
                                                      1999 Equity Incentive Plan


                                INTERWOVEN, INC.

                           1999 EQUITY INCENTIVE PLAN

                     STOCK OPTION AGREEMENT FOR EMPLOYEES
                     ------------------------------------
                       SUBJECT TO THE LAWS OF HONG KONG
                       --------------------------------

         1.    Grant of Option. Interwoven, Inc. (the "Company") hereby grants
               ---------------
to Optionee an option (the "Option") to purchase up to the total number of shares of Common Stock of the Company set forth in the Notice of Grant (collectively, the "Shares") at the exercise price set forth in the Notice of Grant (the "Exercise Price"), subject to all of the terms and conditions of the Notice of Grant, this Stock Option Agreement (the "Agreement") and the 1999 Equity Incentive Plan (the "Plan"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Plan.

         2.    Vesting; Exercise Period.
               ------------------------

               2.1  Vesting of Shares.  The Option shall be exercisable as it
                    -----------------
vests, unless otherwise indicated in the Notice of Grant. Subject to the terms and conditions of the Plan and the Agreement, the Option shall vest and become exercisable as to portions of the Shares pursuant to the vesting schedule specified in the Notice of Grant, provided that Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company, at all times during the relevant month.

               2.2  Vesting of Options.  Shares that are vested pursuant to the
                    ------------------
vesting schedule set forth in the Notice of Grant are "Vested Shares." Shares that are not vested pursuant to the schedule set forth in the Notice of Grant are "Unvested Shares."

               2.3  Expiration.  The Option shall expire on the expiration date
                    ----------
set forth in the Notice of Grant, and must be exercised, if at all, on or before the earlier of the expiration date of the Option or the date on which the Option is earlier terminated in accordance with the provisions of Section 3 hereof.

         3.    Termination.
               -----------

               3.1  Termination for Any Reason Except Death, Disability or
                    -------------------------------------------------------
Cause. If Optionee is Terminated for any reason except Optionee's death,
-----
Disability or Cause, then the Option, to the extent (and only to the extent) that it is vested in accordance with the schedule set forth in the Notice of Grant on the Termination Date, may be exercised by Optionee no later than three
(3) months after the Termination Date, but in any event no later than the expiration date.

               3.2  Termination Because of Death or Disability.  If Optionee is
                    ------------------------------------------
Terminated because of death or Disability of Optionee (or the Optionee dies within three (3) months after Termination other than for Cause or because of Disability), then the Option, to the extent that it is vested in accordance with the schedule in the Notice of Grant on the Termination

                                                Hong Kong Stock Option Agreement
                                                      1999 Equity Incentive Plan


Date, may be exercised by Optionee (or Optionee's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in any event no later than the expiration date. Any exercise after three months after the Termination Date when the Termination is for any reason other than Optionee's death or disability, within the meaning of Code Section 22(e)(3), shall be deemed to be the exercise of a nonqualified stock option.

               3.3  Termination for Cause.  If Optionee is Terminated for Cause,
                    ---------------------
the Option will expire on the Optionee's date of Termination.

               3.4  No Obligation to Employ.  Nothing in the Plan or this
                    -----------------------
Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee's employment or other relationship at any time, with or without Cause.

         4.    Manner of Exercise.
               ------------------

               4.1  Stock Option Exercise Agreement.  To exercise the Option,
                    -------------------------------
Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company
          ---------
from time to time (the "Exercise Agreement"), which shall set forth, inter alia,
                                                                     ----- ----
Optionee's election to exercise the Option, the number of shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Optionee exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

               4.2  Limitations on Exercise.  The Option may not be exercised
                    -----------------------
unless such exercise is in compliance with all applicable securities laws, as they are in effect on the date of exercise.

               4.3  Payment.  The Committee may require Optionee to settle
                    -------
payment of the Exercise Price for the Shares being purchased through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee exercises this Option and immediately sells a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company. The Committee must notify Optionee of this requirement to settle the Exercise Price through a "same day sale" of Shares prior to the first vesting date of this Option. If Company does not invoke this requirement, Optionee may settle the Exercise Price in accordance with the alternatives listed in Section 1 of the Exercise Agreement. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by federal, state or local law:

                                                Hong Kong Stock Option Agreement
                                                      1999 Equity Incentive Plan


    (a) by surrender of shares of the Company's Common Stock that either: (1) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Optionee in the open public market; and (3) are clear of all liens,
                                             ---
         claims, encumbrances or security interests;

    (b) provided that a public market for the Company's stock exists: (1) through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2) through a "margin" commitment from Optionee and an NASD
                  --
         Dealer whereby Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

    (c)  by any combination of the foregoing.

               4.4   Tax Withholding.  Prior to the issuance of the Shares upon
                     ---------------
exercise of the Option, Optionee must pay or provide for any applicable federal, state or local tax withholding obligations of the Company. The Committee may require Optionee to provide for payment of withholding taxes upon exercise of the Option by the immediate sale of Shares acquired from such exercise with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

               4.5   Issuance of Shares.  Provided that the Exercise Agreement
                     ------------------
and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee's authorized assignee, or Optionee's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

         5.   Compliance with Laws and Regulations.  The exercise of the Option
              ------------------------------------
and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal, state and local securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the United States Securities and Exchange Commission ("SEC"), any state securities commission or any stock exchange to effect such compliance.

         6.   Nontransferability of Option.  Except as otherwise set forth in
              ----------------------------
Section 11 of the Plan, the Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee.

                                                Hong Kong Stock Option Agreement
                                                      1999 Equity Incentive Plan


The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

         7.   Tax Consequences.  A brief summary as of the date the Board
              ----------------
adopted the Plan of some of the tax consequences of grant, vesting and exercise of the Option and disposition of the Shares is provided as an addendum to this Agreement. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

         8.   Privileges of Stock Ownership.  Optionee shall not have any of the
              -----------------------------
rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

         9.   Interpretation.  Any dispute regarding the interpretation of this
              --------------
Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

         10.  Entire Agreement.  The Plan is incorporated herein by reference.
              ----------------
This Agreement, the Notice of Grant, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

         11.  Notices.  Any notice required to be given or delivered to the
              -------
Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

         12.  Successors and Assigns.  The Company may assign any of its rights
              ----------------------
under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's heirs, executors, administrators, legal representatives, successors and assigns.

         13.  Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the internal laws of the State of California of the United States, without regard to that body of law pertaining to choice of law or conflict of law.

         14.  Acknowledgements.  Optionee acknowledges receipt of and
              ----------------
understands and agrees to the terms of the this Option and the 1999 Equity Incentive Plan (the "Plan"). In addition to the above terms, Optionee understands and agrees to the following:

                                                Hong Kong Stock Option Agreement
                                                      1999 Equity Incentive Plan

    (a) Optionee acknowledges that as of the date of this Option, such Option and the Plan set forth the entire understanding between Optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supercedes all prior oral and written agreements pertaining to this option.

    (b) Optionee acknowledges that in order to perform its requirements under this Plan, the Company and its affiliates may process sensitive personal data about Optionee. Such data include but are not limited to the information provided above and any changes thereto and other appropriate personal and financial data about Optionee. Optionee hereby gives explicit consent to the Company to process any such personal data and/or sensitive personal data. Optionee also hereby gives explicit consent to the Company to transfer any such personal data and/or sensitive personal data outside the country in which Optionee is employed, and to the United States. The legal persons for whom such personal data are intended are Interwoven, Inc. and E*Trade. Optionee has been informed of his/her right of access and correction to his/her personal data by applying to Calvin Eng, Interwoven, Hong Kong.

    (c) Optionee authorizes the Company or its Affiliates to withhold from my compensation the amount, if necessary, to meet any applicable tax withholding obligation. Optionee agrees that the Company may require Optionee to enter an arrangement providing for the payment to the Company of any tax withholding obligation of the Company or its Affiliates arising by reason of my participation in the Plan, or by the disposition of Shares acquired through participation in the Plan.


    (d) Optionee understands that Interwoven, Inc. has reserved the right to amend or terminate the Plan at any time, and that the grant of an option under the Plan at one time does not in any way obligate Interwoven, Inc. or its Affiliates to grant additional options in any future year or in any given amount. Optionee acknowledges and understands that the grant of this Option and any future options granted under the Plan is wholly discretionary in nature and is not to be considered part of any normal or expected compensation that is or would be subject to severance, resignation, redundancy or similar pay, other than to the extent required by local law.

                                                Hong Kong Stock Option Agreement
                                                      1999 Equity Incentive Plan







                                   EXHIBIT A
                                   ---------


                        STOCK OPTION EXERCISE AGREEMENT

                                                Hong Kong Stock Option Agreement
                                                      1999 Equity Incentive Plan


                                INTERWOVEN, INC.
                    1999 EQUITY INCENTIVE PLAN (the "Plan")
                        STOCK OPTION EXERCISE AGREEMENT
                        -------------------------------

      I hereby elect to purchase the number of shares of Common Stock of Interwoven, Inc. (the "Company") as set forth below:

Optionee:___________________________   Number of Shares Purchased:______________
Employee ID Number:_________________ Purchase Price per Share:________________ Address:____________________________ Aggregate Purchase Price:________________
Exact Name of Title to Shares:______   Date of Option Agreement:________________
____________________________________

1. Delivery of Purchase Price. Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Stock Option Agreement (the "Option Agreement") and Notice of Grant as follows (check as applicable and complete):

[_]  by delivery of ______________________________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of ____________________ per share; or

[_] through a "same-day-sale" commitment, delivered herewith, from Optionee and the NASD Dealer named therein, in the amount of_____________________.

2. Market Standoff Agreement. Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

3. Tax Consequences. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S GRANT, VESTING OR EXERCISE OF OPTION OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4. Entire Agreement. The Plan, Notice of Grant and Option Agreement are incorporated herein by reference. This Exercise Agreement, the Plan, Notice of Grant and the Option Agreement constitute the entire agreement and understanding of the parties and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflict of law.






--------------------------------------------
Signature of Optionee


--------------------------------------------
Date

                                                    Japan Stock Option Agreement
                                                      1999 Equity Incentive Plan



                               INTERWOVEN, INC.

                          1999 EQUITY INCENTIVE PLAN

                     STOCK OPTION AGREEMENT FOR EMPLOYEES
                     ------------------------------------
                         SUBJECT TO THE LAWS OF JAPAN
                         ----------------------------

         1.   Grant of Option. Interwoven, Inc. (the "Company") hereby grants to
              ---------------
Optionee an option (the "Option") to purchase up to the total number of shares of Common Stock of the Company set forth in the Notice of Grant (collectively, the "Shares") at the exercise price set forth in the Notice of Grant (the "Exercise Price"), subject to all of the terms and conditions of the Notice of Grant, this Stock Option Agreement (the "Agreement") and the 1999 Equity Incentive Plan (the "Plan"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Plan.

         2.   Vesting; Exercise Period.
              ------------------------

              2.1  Vesting of Shares.  The Option shall be exercisable as it
                   -----------------
vests, unless otherwise indicated in the Notice of Grant. Subject to the terms and conditions of the Plan and the Agreement, the Option shall vest and become exercisable as to portions of the Shares pursuant to the vesting schedule specified in the Notice of Grant, provided that Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company, at all times during the relevant month.

              2.2  Vesting of Options.  Shares that are vested pursuant to the
                   ------------------
vesting schedule set forth in the Notice of Grant are "Vested Shares." Shares that are not vested pursuant to the schedule set forth in the Notice of Grant are "Unvested Shares."

              2.3  Expiration.  The Option shall expire on the expiration date
                   ----------
set forth in the Notice of Grant, and must be exercised, if at all, on or before the earlier of the expiration date of the Option or the date on which the Option is earlier terminated in accordance with the provisions of Section 3 hereof.

         3.   Termination.
              -----------

              3.1  Termination for Any Reason Except Death, Disability or Cause.
                   ------------------------------------------------------------
If Optionee is Terminated for any reason except Optionee's death, Disability or Cause, then the Option, to the extent (and only to the extent) that it is vested in accordance with the schedule set forth in the Notice of Grant on the Termination Date, may be exercised by Optionee no later than three (3) months after the Termination Date, but in any event no later than the expiration date.

              3.2  Termination Because of Death or Disability.  If Optionee is
                   ------------------------------------------
Terminated because of death or Disability of Optionee (or the Optionee dies within three (3) months after Termination other than for Cause or because of Disability), then the Option, to the extent that it is vested in accordance with the schedule in the Notice of Grant on the Termination

                                                    Japan Stock Option Agreement
                                                      1999 Equity Incentive Plan



Date, may be exercised by Optionee (or Optionee's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in any event no later than the expiration date. Any exercise after three months after the Termination Date when the Termination is for any reason other than Optionee's death or disability, within the meaning of Code Section 22(e)(3), shall be deemed to be the exercise of a nonqualified stock option.

              3.3  Termination for Cause.  If Optionee is Terminated for Cause,
                   ---------------------
the Option will expire on the Optionee's date of Termination.

              3.4  No Obligation to Employ.  Nothing in the Plan or this
                   -----------------------
Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee's employment or other relationship at any time, with or without Cause.

         4.   Manner of Exercise.
              ------------------

              4.1  Stock Option Exercise Agreement.  To exercise the Option,
                   -------------------------------
Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company
          ---------
from time to time (the "Exercise Agreement"), which shall set forth, inter alia,
                                                                     ----- ----
Optionee's election to exercise the Option, the number of shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Optionee exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

              4.2  Limitations on Exercise.  The Option may not be exercised
                   -----------------------
unless such exercise is in compliance with all applicable securities laws, as they are in effect on the date of exercise.

              4.3  Payment.  The Committee may require Optionee to settle
                   -------
payment of the Exercise Price for the Shares being purchased through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee exercises this Option and immediately sells a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company. The Committee must notify Optionee of this requirement to settle the Exercise Price through a "same day sale" of Shares prior to the first vesting date of this Option. If Company does not invoke this requirement, Optionee may settle the Exercise Price in accordance with the alternatives listed in Section 1 of the Exercise Agreement. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by federal, state or local law:

                                                    Japan Stock Option Agreement
                                                      1999 Equity Incentive Plan



    (a) by surrender of shares of the Company's Common Stock that either: (1) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Optionee in the open public market; and (3) are clear of all liens,
                                             ---
         claims, encumbrances or security interests;

    (b) provided that a public market for the Company's stock exists: (1) through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2) through a "margin" commitment from Optionee and an NASD
                  --
         Dealer whereby Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

    (c)  by any combination of the foregoing.

              4.4  Tax Withholding.  Prior to the issuance of the Shares upon
                   ---------------
exercise of the Option, Optionee must pay or provide for any applicable federal, state or local tax withholding obligations of the Company. The Committee may require Optionee to provide for payment of withholding taxes upon exercise of the Option by the immediate sale of Shares acquired from such exercise with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

              4.5  Issuance of Shares.  Provided that the Exercise Agreement and
                   ------------------
payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee's authorized assignee, or Optionee's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

         5.   Compliance with Laws and Regulations.  The exercise of the Option
              ------------------------------------
and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal, state and local securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the United States Securities and Exchange Commission ("SEC"), any state securities commission or any stock exchange to effect such compliance.

         6.   Nontransferability of Option.  Except as otherwise set forth in
              ----------------------------
Section 11 of the Plan, the Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee.

                                                    Japan Stock Option Agreement
                                                      1999 Equity Incentive Plan



The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

         7.   Tax Consequences.  A brief summary as of the date the Board
              ----------------
adopted the Plan of some of the tax consequences of grant, vesting and exercise of the Option and disposition of the Shares is provided as an addendum to this Agreement. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

         8.   Privileges of Stock Ownership.  Optionee shall not have any of the
              -----------------------------
rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

         9.   Interpretation.  Any dispute regarding the interpretation of this
              --------------
Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

         10.  Entire Agreement.  The Plan is incorporated herein by reference.
              ----------------
This Agreement, the Notice of Grant, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

         11.  Notices.  Any notice required to be given or delivered to the
              -------
Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

         12.  Successors and Assigns.  The Company may assign any of its rights
              ----------------------
under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's heirs, executors, administrators, legal representatives, successors and assigns.

         13.  Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the internal laws of the State of California of the United States, without regard to that body of law pertaining to choice of law or conflict of law.

         14.  Acknowledgements.  Optionee acknowledges receipt of and
              ----------------
understands and agrees to the terms of the this Option and the 1999 Equity Incentive Plan (the "Plan"). In addition to the above terms, Optionee understands and agrees to the following:

                                                    Japan Stock Option Agreement
                                                      1999 Equity Incentive Plan


     (a) Optionee acknowledges that as of the date of this Option, such Option and the Plan set forth the entire understanding between Optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supercedes all prior oral and written agreements pertaining to this option.

     (b) Optionee acknowledges that in order to perform its requirements under this Plan, the Company and its affiliates may process sensitive personal data about Optionee. Such data include but are not limited to the information provided above and any changes thereto and other appropriate personal and financial data about Optionee. Optionee hereby gives explicit consent to the Company to process any such personal data and/or sensitive personal data. Optionee also hereby gives explicit consent to the Company to transfer any such personal data and/or sensitive personal data outside the country in which Optionee is employed, and to the United States. The legal persons for whom such personal data are intended are Interwoven, Inc. and E*Trade. Optionee has been informed of his/her right of access and correction to his/her personal data by applying to Calvin Eng, Interwoven, Hong Kong.

     (c) Optionee authorizes the Company or its Affiliates to withhold from my compensation the amount, if necessary, to meet any applicable tax withholding obligation. Optionee agrees that the Company may require Optionee to enter an arrangement providing for the payment to the Company of any tax withholding obligation of the Company or its Affiliates arising by reason of my participation in the Plan, or by the disposition of Shares acquired through participation in the Plan.

     (d) Optionee understands that Interwoven, Inc. has reserved the right to amend or terminate the Plan at any time, and that the grant of an option under the Plan at one time does not in any way obligate Interwoven, Inc. or its Affiliates to grant additional options in any future year or in any given amount. Optionee acknowledges and understands that the grant of this Option and any future options granted under the Plan is wholly discretionary in nature and is not to be considered part of any normal or expected compensation that is or would be subject to severance, resignation, redundancy or similar pay, other than to the extent required by local law.

                                                    Japan Stock Option Agreement
                                                      1999 Equity Incentive Plan







                                   EXHIBIT A
                                   ---------


                        STOCK OPTION EXERCISE AGREEMENT

                                                    Japan Stock Option Agreement
                                                      1999 Equity Incentive Plan


                                INTERWOVEN, INC.
                    1999 EQUITY INCENTIVE PLAN (the "Plan")
                        STOCK OPTION EXERCISE AGREEMENT
                        -------------------------------

      I hereby elect to purchase the number of shares of Common Stock of Interwoven, Inc. (the "Company") as set forth below:

Optionee:___________________________   Number of Shares Purchased:______________
Employee ID Number:_________________ Purchase Price per Share:________________ Address:____________________________ Aggregate Purchase Price:________________
Exact Name of Title to Shares:______   Date of Option Agreement:________________
____________________________________

1. Delivery of Purchase Price. Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Stock Option Agreement (the "Option Agreement") and Notice of Grant as follows (check as applicable and complete):

[ ] by delivery of ______________________________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of ____________________ per share; or

[ ] through a "same-day-sale" commitment, delivered herewith, from Optionee and the NASD Dealer named therein, in the amount of ______________________.

2. Market Standoff Agreement. Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

3. Tax Consequences. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S GRANT, VESTING OR EXERCISE OF OPTION OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4. Entire Agreement. The Plan, Notice of Grant and Option Agreement are incorporated herein by reference. This Exercise Agreement, the Plan, Notice of Grant and the Option Agreement constitute the entire agreement and understanding of the parties and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflict of law.




--------------------------------------------
Signature of Optionee


____________________________________________
Date

                                                   Mexico Stock Option Agreement
                                                      1999 Equity Incentive Plan


                                INTERWOVEN, INC.

                           1999 EQUITY INCENTIVE PLAN

                     STOCK OPTION AGREEMENT FOR EMPLOYEES
                     -------------------------------------
                         SUBJECT TO THE LAWS OF MEXICO
                         -----------------------------

         1.   Grant of Option. Interwoven, Inc. (the "Company") hereby grants to
              ---------------
Optionee an option (the "Option") to purchase up to the total number of shares of Common Stock of the Company set forth in the Notice of Grant (collectively, the "Shares") at the exercise price set forth in the Notice of Grant (the "Exercise Price"), subject to all of the terms and conditions of the Notice of Grant, this Stock Option Agreement (the "Agreement") and the 1999 Equity Incentive Plan (the "Plan"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Plan.

         2.   Vesting; Exercise Period.
              ------------------------

              2.1  Vesting of Shares.  The Option shall be exercisable as it
                   -----------------
vests, unless otherwise indicated in the Notice of Grant. Subject to the terms and conditions of the Plan and the Agreement, the Option shall vest and become exercisable as to portions of the Shares pursuant to the vesting schedule specified in the Notice of Grant, provided that Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company, at all times during the relevant month.

              2.2  Vesting of Options.  Shares that are vested pursuant to the
                   ------------------
vesting schedule set forth in the Notice of Grant are "Vested Shares." Shares that are not vested pursuant to the schedule set forth in the Notice of Grant are "Unvested Shares."

              2.3  Expiration.  The Option shall expire on the expiration date
                   ----------
set forth in the Notice of Grant, and must be exercised, if at all, on or before the earlier of the expiration date of the Option or the date on which the Option is earlier terminated in accordance with the provisions of Section 3 hereof.

         3.   Termination.
              -----------

              3.1  Termination for Any Reason Except Death, Disability or Cause.
                   ------------------------------------------------------------
If Optionee is Terminated for any reason except Optionee's death, Disability or Cause, then the Option, to the extent (and only to the extent) that it is vested in accordance with the schedule set forth in the Notice of Grant on the Termination Date, may be exercised by Optionee no later than three (3) months after the Termination Date, but in any event no later than the expiration date.

              3.2  Termination Because of Death or Disability.  If Optionee is
                   ------------------------------------------
Terminated because of death or Disability of Optionee (or the Optionee dies within three (3) months after Termination other than for Cause or because of Disability), then the Option, to the extent that it is vested in accordance with the schedule in the Notice of Grant on the Termination

                                                   Mexico Stock Option Agreement
                                                      1999 Equity Incentive Plan

Date, may be exercised by Optionee (or Optionee's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in any event no later than the expiration date. Any exercise after three months after the Termination Date when the Termination is for any reason other than Optionee's death or disability, within the meaning of Code Section 22(e)(3), shall be deemed to be the exercise of a nonqualified stock option.

              3.3  Termination for Cause.  If Optionee is Terminated for Cause,
                   ---------------------
the Option will expire on the Optionee's date of Termination.

              3.4  No Obligation to Employ.  Nothing in the Plan or this
                   -----------------------
Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee's employment or other relationship at any time, with or without Cause.

         4.   Manner of Exercise.
              ------------------

              4.1  Stock Option Exercise Agreement.  To exercise the Option,
                   -------------------------------
Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company
          ---------
from time to time (the "Exercise Agreement"), which shall set forth, inter alia,
                                                                     ----- ----
Optionee's election to exercise the Option, the number of shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Optionee exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

              4.2  Limitations on Exercise.  The Option may not be exercised
                   -----------------------
unless such exercise is in compliance with all applicable securities laws, as they are in effect on the date of exercise.

              4.3  Payment.  The Committee may require Optionee to settle
                   -------
payment of the Exercise Price for the Shares being purchased through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee exercises this Option and immediately sells a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company. The Committee must notify Optionee of this requirement to settle the Exercise Price through a "same day sale" of Shares prior to the first vesting date of this Option. If Company does not invoke this requirement, Optionee may settle the Exercise Price in accordance with the alternatives listed in Section 1 of the Exercise Agreement. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by federal, state or local law:

                                                   Mexico Stock Option Agreement
                                                      1999 Equity Incentive Plan


    (a) by surrender of shares of the Company's Common Stock that either: (1) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Optionee in the open public market; and (3) are clear of all liens,
                                             ---
         claims, encumbrances or security interests;

    (b) provided that a public market for the Company's stock exists: (1) through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2) through a "margin" commitment from Optionee and an NASD
                  --
         Dealer whereby Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

    (c)  by any combination of the foregoing.

              4.4  Tax Withholding.  Prior to the issuance of the Shares upon
                   ---------------
exercise of the Option, Optionee must pay or provide for any applicable federal, state or local tax withholding obligations of the Company. The Committee may require Optionee to provide for payment of withholding taxes upon exercise of the Option by the immediate sale of Shares acquired from such exercise with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

              4.5  Issuance of Shares.  Provided that the Exercise Agreement and
                   ------------------
payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee's authorized assignee, or Optionee's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

         5.   Compliance with Laws and Regulations.  The exercise of the Option
              ------------------------------------
and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal, state and local securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the United States Securities and Exchange Commission ("SEC"), any state securities commission or any stock exchange to effect such compliance.

         6.   Nontransferability of Option.  Except as otherwise set forth in
              ----------------------------
Section 11 of the Plan, the Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee.

                                                   Mexico Stock Option Agreement
                                                      1999 Equity Incentive Plan

The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

         7.   Tax Consequences.  A brief summary as of the date the Board
              ----------------
adopted the Plan of some of the tax consequences of grant, vesting and exercise of the Option and disposition of the Shares is provided as an addendum to this Agreement. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

         8.   Privileges of Stock Ownership.  Optionee shall not have any of the
              -----------------------------
rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

         9.   Interpretation.  Any dispute regarding the interpretation of this
              --------------
Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

         10.  Entire Agreement.  The Plan is incorporated herein by reference.
              ----------------
This Agreement, the Notice of Grant, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

         11.  Notices.  Any notice required to be given or delivered to the
              -------
Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

         12.  Successors and Assigns.  The Company may assign any of its rights
              ----------------------
under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's heirs, executors, administrators, legal representatives, successors and assigns.

         13.  Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the internal laws of the State of California of the United States, without regard to that body of law pertaining to choice of law or conflict of law.

         14.  Acknowledgements.  Optionee acknowledges receipt of and
              ----------------
understands and agrees to the terms of the this Option and the 1999 Equity Incentive Plan (the "Plan"). In addition to the above terms, Optionee understands and agrees to the following:

                                                   Mexico Stock Option Agreement
                                                      1999 Equity Incentive Plan

    (a) Optionee acknowledges that as of the date of this Option, such Option and the Plan set forth the entire understanding between Optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supercedes all prior oral and written agreements pertaining to this option.

    (b) Optionee acknowledges that in order to perform its requirements under this Plan, the Company and its affiliates may process sensitive personal data about Optionee. Such data include but are not limited to the information provided above and any changes thereto and other appropriate personal and financial data about Optionee. Optionee hereby gives explicit consent to the Company to process any such personal data and/or sensitive personal data. Optionee also hereby gives explicit consent to the Company to transfer any such personal data and/or sensitive personal data outside the country in which Optionee is employed, and to the United States. The legal persons for whom such personal data are intended are Interwoven, Inc. and E*Trade. Optionee has been informed of his/her right of access and correction to his/her personal data by applying to Margaret Venables or her successor - 1195
         W. Fremont Ave., Sunnyvale, CA 94087-3825, USA.

    (c) Optionee authorizes the Company or its Affiliates to withhold from my compensation the amount, if necessary, to meet any applicable tax withholding obligation. Optionee agrees that the Company may require Optionee to enter an arrangement providing for the payment to the Company of any tax withholding obligation of the Company or its Affiliates arising by reason of my participation in the Plan, or by the disposition of Shares acquired through participation in the Plan.

    (d) Optionee understands that Interwoven, Inc. has reserved the right to amend or terminate the Plan at any time, and that the grant of an option under the Plan at one time does not in any way obligate Interwoven, Inc. or its Affiliates to grant additional options in any future year or in any given amount. Optionee acknowledges and understands that the grant of this Option and any future options granted under the Plan is wholly discretionary in nature and is not to be considered part of any normal or expected compensation that is or would be subject to severance, resignation, redundancy or similar pay, other than to the extent required by local law.

                                                   Mexico Stock Option Agreement
                                                      1999 Equity Incentive Plan







                                   EXHIBIT A
                                   ---------


                        STOCK OPTION EXERCISE AGREEMENT

                                                   Mexico Stock Option Agreement
                                                      1999 Equity Incentive Plan


                                INTERWOVEN, INC.
                    1999 EQUITY INCENTIVE PLAN (the "Plan")
                        STOCK OPTION EXERCISE AGREEMENT
                        -------------------------------

      I hereby elect to purchase the number of shares of Common Stock of Interwoven, Inc. (the "Company") as set forth below:

Optionee:____________________________    Number of Shares Purchased:____________
Employee ID Number:__________________ Purchase Price per Share:______________ Address:_____________________________ Aggregate Purchase Price:______________
Exact Name of Title to Shares:_______    Date of Option Agreement:______________
_____________________________________

1. Delivery of Purchase Price. Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Stock Option Agreement (the "Option Agreement") and Notice of Grant as follows (check as applicable and complete):

[ ] by delivery of ______________________________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of ____________________ per share; or

[ ] through a "same-day-sale" commitment, delivered herewith, from Optionee and the NASD Dealer named therein, in the amount of
     _______________________________.

2. Market Standoff Agreement. Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

3. Tax Consequences. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S GRANT, VESTING OR EXERCISE OF OPTION OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4. Entire Agreement. The Plan, Notice of Grant and Option Agreement are incorporated herein by reference. This Exercise Agreement, the Plan, Notice of Grant and the Option Agreement constitute the entire agreement and understanding of the parties and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflict of law.




--------------------------------------------
Signature of Optionee


____________________________________________
Date

                                          The Netherlands Stock Option Agreement
                                                      1999 Equity Incentive Plan


                               INTERWOVEN, INC.

                          1999 EQUITY INCENTIVE PLAN

                     STOCK OPTION AGREEMENT FOR EMPLOYEES
                     -------------------------------------
                    SUBJECT TO THE LAWS OF THE NETHERLANDS
                    --------------------------------------

     1.  Grant of Option. Interwoven, Inc. (the "Company") hereby grants to
         ---------------
Optionee an option (the "Option") to purchase up to the total number of shares of Common Stock of the Company set forth in the Notice of Grant (collectively, the "Shares") at the exercise price set forth in the Notice of Grant (the "Exercise Price"), subject to all of the terms and conditions of the Notice of Grant, this Stock Option Agreement (the "Agreement") and the 1999 Equity Incentive Plan (the "Plan"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Plan.

     2.  Vesting; Exercise Period.
         ------------------------

         2.1  Vesting of Shares. The Option shall be exercisable as it vests,
              -----------------
unless otherwise indicated in the Notice of Grant. Subject to the terms and conditions of the Plan and the Agreement, the Option shall vest and become exercisable as to portions of the Shares pursuant to the vesting schedule specified in the Notice of Grant, provided that Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company, at all times during the relevant month.

         2.2  Vesting of Options. Shares that are vested pursuant to the vesting
              ------------------
schedule set forth in the Notice of Grant are "Vested Shares." Shares that are not vested pursuant to the schedule set forth in the Notice of Grant are "Unvested Shares."

         2.3  Expiration. The Option shall expire on the expiration date set
              ----------
forth in the Notice of Grant, and must be exercised, if at all, on or before the earlier of the expiration date of the Option or the date on which the Option is earlier terminated in accordance with the provisions of Section 3 hereof.

     3.  Termination.
         -----------

         3.1  Termination for Any Reason Except Death, Disability or Cause. If
              ------------------------------------------------------------
Optionee is Terminated for any reason except Optionee's death, Disability or Cause, then the Option, to the extent (and only to the extent) that it is vested in accordance with the schedule set forth in the Notice of Grant on the Termination Date, may be exercised by Optionee no later than three (3) months after the Termination Date, but in any event no later than the expiration date.

         3.2  Termination Because of Death or Disability. If Optionee is
              ------------------------------------------
Terminated because of death or Disability of Optionee (or the Optionee dies within three (3) months after Termination other than for Cause or because of Disability), then the Option, to the extent that it is vested in accordance with the schedule in the Notice of Grant on the Termination

                                          The Netherlands Stock Option Agreement
                                                      1999 Equity Incentive Plan


Date, may be exercised by Optionee (or Optionee's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in any event no later than the expiration date. Any exercise after three months after the Termination Date when the Termination is for any reason other than Optionee's death or disability, within the meaning of Code Section 22(e)(3), shall be deemed to be the exercise of a nonqualified stock option.

         3.3  Termination for Cause. If Optionee is Terminated for Cause, the
              ---------------------
Option will expire on the Optionee's date of Termination.

         3.4  No Obligation to Employ. Nothing in the Plan or this Agreement
              -----------------------
shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee's employment or other relationship at any time, with or without Cause.

     4.  Manner of Exercise.
         ------------------

         4.1  Stock Option Exercise Agreement. To exercise the Option, Optionee
              -------------------------------
(or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company from time to
---------
time (the "Exercise Agreement"), which shall set forth, inter alia, Optionee's
                                                        ----- ----
election to exercise the Option, the number of shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Optionee exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

         4.2  Limitations on Exercise. The Option may not be exercised unless
              -----------------------
such exercise is in compliance with all applicable securities laws, as they are in effect on the date of exercise.

         4.3  Payment. The Committee may require Optionee to settle payment of
              -------
the Exercise Price for the Shares being purchased through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee exercises this Option and immediately sells a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company. The Committee must notify Optionee of this requirement to settle the Exercise Price through a "same day sale" of Shares prior to the first vesting date of this Option. If Company does not invoke this requirement, Optionee may settle the Exercise Price in accordance with the alternatives listed in Section 1 of the Exercise Agreement. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by federal, state or local law:

                                          The Netherlands Stock Option Agreement
                                                      1999 Equity Incentive Plan


  (a) by surrender of shares of the Company's Common Stock that either: (1) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Optionee in the open public market; and (3) are clear of all liens,
                                           ---
       claims, encumbrances or security interests;

  (b) provided that a public market for the Company's stock exists: (1) through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2)
                                                                          --
       through a "margin" commitment from Optionee and an NASD Dealer whereby Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

  (c)  by any combination of the foregoing.

         4.4  Tax Withholding. Prior to the issuance of the Shares upon exercise
              ---------------
of the Option, Optionee must pay or provide for any applicable federal, state or local tax withholding obligations of the Company. The Committee may require Optionee to provide for payment of withholding taxes upon exercise of the Option by the immediate sale of Shares acquired from such exercise with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

         4.5  Issuance of Shares. Provided that the Exercise Agreement and
              ------------------
payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee's authorized assignee, or Optionee's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

     5.  Compliance with Laws and Regulations. The exercise of the Option and
         ------------------------------------
the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal, state and local securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the United States Securities and Exchange Commission ("SEC"), any state securities commission or any stock exchange to effect such compliance.

     6.  Nontransferability of Option. Except as otherwise set forth in Section
         ----------------------------
11 of the Plan, the Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee.

                                          The Netherlands Stock Option Agreement
                                                      1999 Equity Incentive Plan


The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

     7.  Tax Consequences. A brief summary as of the date the Board adopted the
         ----------------
Plan of some of the tax consequences of grant, vesting and exercise of the Option and disposition of the Shares is provided as an addendum to this Agreement. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

     8.  Privileges of Stock Ownership. Optionee shall not have any of the
         -----------------------------
rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

     9.  Interpretation. Any dispute regarding the interpretation of this
         --------------
Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

    10.  Entire Agreement. The Plan is incorporated herein by reference. This
         ----------------
Agreement, the Notice of Grant, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

    11.  Notices. Any notice required to be given or delivered to the Company
         -------
under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

    12.  Successors and Assigns. The Company may assign any of its rights under
         ----------------------
this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's heirs, executors, administrators, legal representatives, successors and assigns.

    13.  Governing Law. This Agreement shall be governed by and construed in
         -------------
accordance with the internal laws of the State of California of the United States, without regard to that body of law pertaining to choice of law or conflict of law.

    14.  Acknowledgements. Optionee acknowledges receipt of and understands and
         ----------------
agrees to the terms of the this Option and the 1999 Equity Incentive Plan (the "Plan"). In addition to the above terms. Optionee understands and agrees to the following:

                                          The Netherlands Stock Option Agreement
                                                      1999 Equity Incentive Plan


  (a) Optionee acknowledges that as of the date of this Option, such Option and the Plan set forth the entire understanding between Optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supercedes all prior oral and written agreements pertaining to this option.

  (b) Optionee acknowledges that in order to perform its requirements under this Plan, the Company and its affiliates may process sensitive personal data about Optionee. Such data include but are not limited to the information provided above and any changes thereto and other appropriate personal and financial data about Optionee. Optionee hereby gives explicit consent to the Company to process any such personal data and/or sensitive personal data. Optionee also hereby gives explicit consent to the Company to transfer any such personal data and/or sensitive personal data outside the country in which Optionee is employed, and to the United States. The legal persons for whom such personal data are intended are Interwoven, Inc. and E*Trade. Optionee has been informed of his/her right of access and correction to his/her personal data by applying to William Finlay or his successor - Pinewood, Chineham Business Park, Crockford Lane, Chineham, Basingstoke, Hants, RG24 8AL, UK.

  (c) Optionee authorizes the Company or its Affiliates to withhold from my compensation the amount, if necessary, to meet any applicable tax withholding obligation. Optionee agrees that the Company may require Optionee to enter an arrangement providing for the payment to the Company of any tax withholding obligation of the Company or its Affiliates arising by reason of my participation in the Plan, or by the disposition of Shares acquired through participation in the Plan.

  (d) Optionee understands that Interwoven, Inc. has reserved the right to amend or terminate the Plan at any time, and that the grant of an option under the Plan at one time does not in any way obligate Interwoven, Inc. or its Affiliates to grant additional options in any future year or in any given amount. Optionee acknowledges and understands that the grant of this Option and any future options granted under the Plan is wholly discretionary in nature and is not to be considered part of any normal or expected compensation that is or would be subject to severance, resignation, redundancy or similar pay, other than to the extent required by local law.




-------------------------------------------------
Optionee




-------------------------------------------------
Signature of Optionee




-------------------------------------------------
Date

                                          The Netherlands Stock Option Agreement
                                                      1999 Equity Incentive Plan




                                   EXHIBIT A
                                   ---------


                        STOCK OPTION EXERCISE AGREEMENT

                                          The Netherlands Stock Option Agreement
                                                      1999 Equity Incentive Plan


                               INTERWOVEN, INC.
                    1999 EQUITY INCENTIVE PLAN (the "Plan")
                        Stock Option Exercise Agreement
                        -------------------------------

     I hereby elect to purchase the number of shares of Common Stock of Interwoven, Inc. (the "Company") as set forth below:

Optionee__________________________________________     Number of Shares Purchased:_________________________________________
Employee ID Number:_______________________             Purchase Price per Share:___________________________________________
Address:__________________________________________     Aggregate Purchase Price:___________________________________________
Exact Name of Title to Shares:____________________     Date of Option Agreement:___________________________________________
__________________________________________________

1. Delivery of Purchase Price. Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Stock Option Agreement (the "Option Agreement") and Notice of Grant as follows (check as applicable and complete):

[ ] by delivery of ______________________________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of ____________________ per share; or

[ ] through a "same-day-sale" commitment, delivered herewith, from Optionee and the NASD Dealer named therein, in the amount of
     _______________________________.

2. Market Standoff Agreement. Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

3. Tax Consequences. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S GRANT, VESTING OR EXERCISE OF OPTION OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4. Entire Agreement. The Plan, Notice of Grant and Option Agreement are incorporated herein by reference. This Exercise Agreement, the Plan, Notice of Grant and the Option Agreement constitute the entire agreement and understanding of the parties and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflict of law.





-----------------------------------------------
Signature of Optionee

-----------------------------------------------
Date

                                                Singapore Stock Option Agreement
                                                      1999 Equity Incentive Plan



                                INTERWOVEN, INC.

                           1999 EQUITY INCENTIVE PLAN

                     STOCK OPTION AGREEMENT FOR EMPLOYEES
                      -------------------------------------
                        SUBJECT TO THE LAWS OF SINGAPORE
                        --------------------------------

         1.   Grant of Option. Interwoven, Inc. (the "Company") hereby grants to
              ---------------
Optionee an option (the "Option") to purchase up to the total number of shares of Common Stock of the Company set forth in the Notice of Grant (collectively, the "Shares") at the exercise price set forth in the Notice of Grant (the "Exercise Price"), subject to all of the terms and conditions of the Notice of Grant, this Stock Option Agreement (the "Agreement") and the 1999 Equity Incentive Plan (the "Plan"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Plan.

         2.   Vesting; Exercise Period.
              ------------------------

          2.1      Vesting of Shares.  The Option shall be exercisable as it
                   -----------------
vests, unless otherwise indicated in the Notice of Grant. Subject to the terms and conditions of the Plan and the Agreement, the Option shall vest and become exercisable as to portions of the Shares pursuant to the vesting schedule specified in the Notice of Grant, provided that Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company, at all times during the relevant month.

          2.2      Vesting of Options.  Shares that are vested pursuant to the
                   ------------------
vesting schedule set forth in the Notice of Grant are "Vested Shares." Shares that are not vested pursuant to the schedule set forth in the Notice of Grant are "Unvested Shares."

          2.3      Expiration.  The Option shall expire on the expiration date
                   ----------
set forth in the Notice of Grant, and must be exercised, if at all, on or before the earlier of the expiration date of the Option or the date on which the Option is earlier terminated in accordance with the provisions of Section 3 hereof.

         3.   Termination.
              -----------

          3.1      Termination for Any Reason Except Death, Disability or Cause.
                   ------------------------------------------------------------
If Optionee is Terminated for any reason except Optionee's death, Disability or Cause, then the Option, to the extent (and only to the extent) that it is vested in accordance with the schedule set forth in the Notice of Grant on the Termination Date, may be exercised by Optionee no later than three (3) months after the Termination Date, but in any event no later than the expiration date.

          3.2      Termination Because of Death or Disability.  If Optionee is
                   ------------------------------------------
Terminated because of death or Disability of Optionee (or the Optionee dies within three (3) months after Termination other than for Cause or because of Disability), then the Option, to the extent that it is vested in accordance with the schedule in the Notice of Grant on the Termination

                                                Singapore Stock Option Agreement
                                                      1999 Equity Incentive Plan

Date, may be exercised by Optionee (or Optionee's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in any event no later than the expiration date. Any exercise after three months after the Termination Date when the Termination is for any reason other than Optionee's death or disability, within the meaning of Code Section 22(e)(3), shall be deemed to be the exercise of a nonqualified stock option.

          3.3      Termination for Cause.  If Optionee is Terminated for Cause,
                   ---------------------
the Option will expire on the Optionee's date of Termination.

          3.4      No Obligation to Employ.  Nothing in the Plan or this
                   -----------------------
Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee's employment or other relationship at any time, with or without Cause.

         4.   Manner of Exercise.
              ------------------

          4.1      Stock Option Exercise Agreement.  To exercise the Option,
                   -------------------------------
Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company
          ---------
from time to time (the "Exercise Agreement"), which shall set forth, inter alia,
                                                                     ----- ----
Optionee's election to exercise the Option, the number of shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Optionee exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

          4.2      Limitations on Exercise.  The Option may not be exercised
                   -----------------------
unless such exercise is in compliance with all applicable securities laws, as they are in effect on the date of exercise.

          4.3      Payment.  The Committee may require Optionee to settle
                   -------
payment of the Exercise Price for the Shares being purchased through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee exercises this Option and immediately sells a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company. The Committee must notify Optionee of this requirement to settle the Exercise Price through a "same day sale" of Shares prior to the first vesting date of this Option. If Company does not invoke this requirement, Optionee may settle the Exercise Price in accordance with the alternatives listed in Section 1 of the Exercise Agreement. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by federal, state or local law:

                                                Singapore Stock Option Agreement
                                                      1999 Equity Incentive Plan


    (a) by surrender of shares of the Company's Common Stock that either: (1) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Optionee in the open public market; and (3) are clear of all liens,
                                             ---
         claims, encumbrances or security interests;

    (b) provided that a public market for the Company's stock exists: (1) through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2) through a "margin" commitment from Optionee and an NASD
                  --
         Dealer whereby Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

    (c)  by any combination of the foregoing.

          4.4      Tax Withholding.  Prior to the issuance of the Shares upon
                   ---------------
exercise of the Option, Optionee must pay or provide for any applicable federal, state or local tax withholding obligations of the Company. The Committee may require Optionee to provide for payment of withholding taxes upon exercise of the Option by the immediate sale of Shares acquired from such exercise with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

          4.5      Issuance of Shares.  Provided that the Exercise Agreement and
                   ------------------
payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee's authorized assignee, or Optionee's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

         5.   Compliance with Laws and Regulations.  The exercise of the Option
              ------------------------------------
and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal, state and local securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the United States Securities and Exchange Commission ("SEC"), any state securities commission or any stock exchange to effect such compliance.

         6.   Nontransferability of Option.  Except as otherwise set forth in
              ----------------------------
Section 11 of the Plan, the Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee.

                                                Singapore Stock Option Agreement
                                                      1999 Equity Incentive Plan

The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

         7.   Tax Consequences.  A brief summary as of the date the Board
              ----------------
adopted the Plan of some of the tax consequences of grant, vesting and exercise of the Option and disposition of the Shares is provided as an addendum to this Agreement. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

         8.   Privileges of Stock Ownership.  Optionee shall not have any of the
              -----------------------------
rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

         9.   Interpretation.  Any dispute regarding the interpretation of this
              --------------
Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

         10.  Entire Agreement.  The Plan is incorporated herein by reference.
              ----------------
This Agreement, the Notice of Grant, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

         11.  Notices.  Any notice required to be given or delivered to the
              -------
Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

         12.  Successors and Assigns.  The Company may assign any of its rights
              ----------------------
under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's heirs, executors, administrators, legal representatives, successors and assigns.

         13.  Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the internal laws of the State of California of the United States, without regard to that body of law pertaining to choice of law or conflict of law.

         14.  Acknowledgements.  Optionee acknowledges receipt of and
              ----------------
understands and agrees to the terms of the this Option and the 1999 Equity Incentive Plan (the "Plan"). In addition to the above terms, Optionee understands and agrees to the following:

                                                Singapore Stock Option Agreement
                                                      1999 Equity Incentive Plan

(a) Optionee acknowledges that as of the date of this Option, such Option and the Plan set forth the entire understanding between Optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supercedes all prior oral and written agreements pertaining to this option.

(b) Optionee acknowledges that in order to perform its requirements under this Plan, the Company and its affiliates may process sensitive personal data about Optionee. Such data include but are not limited to the information provided above and any changes thereto and other appropriate personal and financial data about Optionee. Optionee hereby gives explicit consent to the Company to process any such personal data and/or sensitive personal data. Optionee also hereby gives explicit consent to the Company to transfer any such personal data and/or sensitive personal data outside the country in which Optionee is employed, and to the United States. The legal persons for whom such personal data are intended are Interwoven, Inc. and E*Trade. Optionee has been informed of his/her right of access and correction to his/her personal data by applying to Calvin Eng, Interwoven, Hong Kong.

(c) Optionee authorizes the Company or its Affiliates to withhold from my compensation the amount, if necessary, to meet any applicable tax withholding obligation. Optionee agrees that the Company may require Optionee to enter an arrangement providing for the payment to the Company of any tax withholding obligation of the Company or its Affiliates arising by reason of my participation in the Plan, or by the disposition of Shares acquired through participation in the Plan.

(d) Optionee understands that Interwoven, Inc. has reserved the right to amend or terminate the Plan at any time, and that the grant of an option under the Plan at one time does not in any way obligate Interwoven, Inc. or its Affiliates to grant additional options in any future year or in any given amount. Optionee acknowledges and understands that the grant of this Option and any future options granted under the Plan is wholly discretionary in nature and is not to be considered part of any normal or expected compensation that is or would be subject to severance, resignation, redundancy or similar pay, other than to the extent required by local law.

                                                Singapore Stock Option Agreement
                                                      1999 Equity Incentive Plan




                                   EXHIBIT A
                                   ---------


                        STOCK OPTION EXERCISE AGREEMENT

                                                Singapore Stock Option Agreement
                                                      1999 Equity Incentive Plan


                                INTERWOVEN, INC.
                    1999 EQUITY INCENTIVE PLAN (the "Plan")
                        STOCK OPTION EXERCISE AGREEMENT
                        -------------------------------

      I hereby elect to purchase the number of shares of Common Stock of Interwoven, Inc. (the "Company") as set forth below:

Optionee_________________________________________________           Number of Shares Purchased:_____________________________________
Employee ID Number:______________________________________           Purchase Price per Share:_______________________________________
Address:_________________________________________________           Aggregate Purchase Price:_______________________________________
Exact Name of Title to Shares:___________________________           Date of Option Agreement:_______________________________________
_________________________________________________________

1. Delivery of Purchase Price. Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Stock Option Agreement (the "Option Agreement") and Notice of Grant as follows (check as applicable and complete):

[ ] by delivery of ______________________________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of ____________________ per share; or

[ ] through a "same-day-sale" commitment, delivered herewith, from Optionee and the NASD Dealer named therein, in the amount of
     _______________________________.

2. Market Standoff Agreement. Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

3. Tax Consequences. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S GRANT, VESTING OR EXERCISE OF OPTION OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4. Entire Agreement. The Plan, Notice of Grant and Option Agreement are incorporated herein by reference. This Exercise Agreement, the Plan, Notice of Grant and the Option Agreement constitute the entire agreement and understanding of the parties and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflict of law.




--------------------------------------------
Signature of Optionee



--------------------------------------------
Date

                                                    Spain Stock Option Agreement
                                                      1999 Equity Incentive Plan


                               INTERWOVEN, INC.

                          1999 EQUITY INCENTIVE PLAN

                     STOCK OPTION AGREEMENT FOR EMPLOYEES
                     ------------------------------------
                          SUBJECT TO THE LAWS OF SPAIN
                          ----------------------------

         1.   Grant of Option. Interwoven, Inc. (the "Company") hereby grants to
              ---------------
Optionee an option (the "Option") to purchase up to the total number of shares of Common Stock of the Company set forth in the Notice of Grant (collectively, the "Shares") at the exercise price set forth in the Notice of Grant (the "Exercise Price"), subject to all of the terms and conditions of the Notice of Grant, this Stock Option Agreement (the "Agreement") and the 1999 Equity Incentive Plan (the "Plan"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Plan.

         2.   Vesting; Exercise Period.
              ------------------------

              2.1  Vesting of Shares.  The Option shall be exercisable as it
                   -----------------
vests, unless otherwise indicated in the Notice of Grant. Subject to the terms and conditions of the Plan and the Agreement, the Option shall vest and become exercisable as to portions of the Shares pursuant to the vesting schedule specified in the Notice of Grant, provided that Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company, at all times during the relevant month.

              2.2  Vesting of Options.  Shares that are vested pursuant to the
                   ------------------
vesting schedule set forth in the Notice of Grant are "Vested Shares." Shares that are not vested pursuant to the schedule set forth in the Notice of Grant are "Unvested Shares."

              2.3  Expiration.  The Option shall expire on the expiration date
                   ----------
set forth in the Notice of Grant, and must be exercised, if at all, on or before the earlier of the expiration date of the Option or the date on which the Option is earlier terminated in accordance with the provisions of Section 3 hereof.

         3.   Termination.
              -----------

              3.1  Termination for Any Reason Except Death, Disability or Cause.
                   ------------------------------------------------------------
If Optionee is Terminated for any reason except Optionee's death, Disability or Cause, then the Option, to the extent (and only to the extent) that it is vested in accordance with the schedule set forth in the Notice of Grant on the Termination Date, may be exercised by Optionee no later than three (3) months after the Termination Date, but in any event no later than the expiration date.

              3.2  Termination Because of Death or Disability.  If Optionee is
                   ------------------------------------------
Terminated because of death or Disability of Optionee (or the Optionee dies within three (3) months after Termination other than for Cause or because of Disability), then the Option, to the extent that it is vested in accordance with the schedule in the Notice of Grant on the Termination

                                                    Spain Stock Option Agreement
                                                      1999 Equity Incentive Plan

Date, may be exercised by Optionee (or Optionee's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in any event no later than the expiration date. Any exercise after three months after the Termination Date when the Termination is for any reason other than Optionee's death or disability, within the meaning of Code Section 22(e)(3), shall be deemed to be the exercise of a nonqualified stock option.

              3.3  Termination for Cause.  If Optionee is Terminated for Cause,
                   ---------------------
the Option will expire on the Optionee's date of Termination.

              3.4  No Obligation to Employ.  Nothing in the Plan or this
                   -----------------------
Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee's employment or other relationship at any time, with or without Cause.

         4.   Manner of Exercise.
              ------------------

              4.1  Stock Option Exercise Agreement.  To exercise the Option,
                   -------------------------------
Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company
          ---------
from time to time (the "Exercise Agreement"), which shall set forth, inter alia,
                                                                     ----- ----
Optionee's election to exercise the Option, the number of shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Optionee exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

              4.2  Limitations on Exercise.  The Option may not be exercised
                   -----------------------
unless such exercise is in compliance with all applicable securities laws, as they are in effect on the date of exercise.

              4.3  Payment.  The Committee may require Optionee to settle
                   -------
payment of the Exercise Price for the Shares being purchased through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee exercises this Option and immediately sells a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company. The Committee must notify Optionee of this requirement to settle the Exercise Price through a "same day sale" of Shares prior to the first vesting date of this Option. If Company does not invoke this requirement, Optionee may settle the Exercise Price in accordance with the alternatives listed in Section 1 of the Exercise Agreement. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by federal, state or local law:

                                                    Spain Stock Option Agreement
                                                      1999 Equity Incentive Plan

    (a) by surrender of shares of the Company's Common Stock that either: (1) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Optionee in the open public market; and (3) are clear of all liens,
                                             ---
         claims, encumbrances or security interests;

    (b) provided that a public market for the Company's stock exists: (1) through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2) through a "margin" commitment from Optionee and an NASD
                  --
         Dealer whereby Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

    (c)  by any combination of the foregoing.

              4.4  Tax Withholding.  Prior to the issuance of the Shares upon
                   ---------------
exercise of the Option, Optionee must pay or provide for any applicable federal, state or local tax withholding obligations of the Company. The Committee may require Optionee to provide for payment of withholding taxes upon exercise of the Option by the immediate sale of Shares acquired from such exercise with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

              4.5  Issuance of Shares.  Provided that the Exercise Agreement and
                   ------------------
payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee's authorized assignee, or Optionee's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

         5.   Compliance with Laws and Regulations.  The exercise of the Option
              ------------------------------------
and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal, state and local securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the United States Securities and Exchange Commission ("SEC"), any state securities commission or any stock exchange to effect such compliance.

         6.   Nontransferability of Option.  Except as otherwise set forth in
              ----------------------------
Section 11 of the Plan, the Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee.

                                                    Spain Stock Option Agreement
                                                      1999 Equity Incentive Plan

The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

         7.   Tax Consequences.  A brief summary as of the date the Board
              ----------------
adopted the Plan of some of the tax consequences of grant, vesting and exercise of the Option and disposition of the Shares is provided as an addendum to this Agreement. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

         8.   Privileges of Stock Ownership.  Optionee shall not have any of the
              -----------------------------
rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

         9.   Interpretation.  Any dispute regarding the interpretation of this
              --------------
Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

         10.  Entire Agreement.  The Plan is incorporated herein by reference.
              ----------------
This Agreement, the Notice of Grant, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

         11.  Notices.  Any notice required to be given or delivered to the
              -------
Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

         12.  Successors and Assigns.  The Company may assign any of its rights
              ----------------------
under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's heirs, executors, administrators, legal representatives, successors and assigns.

         13.  Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the internal laws of the State of California of the United States, without regard to that body of law pertaining to choice of law or conflict of law.

         14.  Acknowledgements.  Optionee acknowledges receipt of and
              ----------------
understands and agrees to the terms of the this Option and the 1999 Equity Incentive Plan (the "Plan"). In addition to the above terms, Optionee understands and agrees to the following:

                                                    Spain Stock Option Agreement
                                                      1999 Equity Incentive Plan

     (a) Optionee acknowledges that as of the date of this Option, such Option and the Plan set forth the entire understanding between Optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supercedes all prior oral and written agreements pertaining to this option.

     (b) Optionee acknowledges that in order to perform its requirements under this Plan, the Company and its affiliates may process sensitive personal data about Optionee. Such data include but are not limited to the information provided above and any changes thereto and other appropriate personal and financial data about Optionee. Optionee hereby gives explicit consent to the Company to process any such personal data and/or sensitive personal data. Optionee also hereby gives explicit consent to the Company to transfer any such personal data and/or sensitive personal data outside the country in which Optionee is employed, and to the United States. The legal persons for whom such personal data are intended are Interwoven, Inc. and E*Trade. Optionee has been informed of his/her right of access and correction to his/her personal data by applying to William Finlay or his successor - Pinewood, Chineham Business Park, Crockford Lane, Chineham, Basingstoke, Hants, RG24 8AL, UK.

     (c) Optionee authorizes the Company or its Affiliates to withhold from my compensation the amount, if necessary, to meet any applicable tax withholding obligation. Optionee agrees that the Company may require Optionee to enter an arrangement providing for the payment to the Company of any tax withholding obligation of the Company or its Affiliates arising by reason of my participation in the Plan, or by the disposition of Shares acquired through participation in the Plan.

     (d) Optionee understands that Interwoven, Inc. has reserved the right to amend or terminate the Plan at any time, and that the grant of an option under the Plan at one time does not in any way obligate Interwoven, Inc. or its Affiliates to grant additional options in any future year or in any given amount. Optionee acknowledges and understands that the grant of this Option and any future options granted under the Plan is wholly discretionary in nature and is not to be considered part of any normal or expected compensation that is or would be subject to severance, resignation, redundancy or similar pay, other than to the extent required by local law.




-------------------------------------------------
Optionee



-------------------------------------------------
Signature of Optionee



-------------------------------------------------
Date

                                                    Spain Stock Option Agreement
                                                      1999 Equity Incentive Plan






                                   EXHIBIT A
                                   ---------


                        STOCK OPTION EXERCISE AGREEMENT

                                                    Spain Stock Option Agreement
                                                      1999 Equity Incentive Plan


                                INTERWOVEN, INC.
                    1999 EQUITY INCENTIVE PLAN (the "Plan")
                        STOCK OPTION EXERCISE AGREEMENT
                        -------------------------------

      I hereby elect to purchase the number of shares of Common Stock of Interwoven, Inc. (the "Company") as set forth below:

Optionee:____________________________   Number of Shares Purchased:_____________
Employee ID Number:__________________ Purchase Price per Share:_______________ Address:_____________________________ Aggregate Purchase Price:_______________
Exact Name of Title to Shares:_______   Date of Option Agreement:_______________
_____________________________________

1. Delivery of Purchase Price. Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Stock Option Agreement (the "Option Agreement") and Notice of Grant as follows (check as applicable and complete):

[ ] by delivery of ______________________________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of ____________________ per share; or

[ ] through a "same-day-sale" commitment, delivered herewith, from Optionee and the NASD Dealer named therein, in the amount of_______________________.

2. Market Standoff Agreement. Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

3. Tax Consequences. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S GRANT, VESTING OR EXERCISE OF OPTION OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4. Entire Agreement. The Plan, Notice of Grant and Option Agreement are incorporated herein by reference. This Exercise Agreement, the Plan, Notice of Grant and the Option Agreement constitute the entire agreement and understanding of the parties and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflict of law.



---------------------------------------
Signature of Optionee


---------------------------------------
Date

                                                   Sweden Stock Option Agreement
                                                      1999 Equity Incentive Plan



                                INTERWOVEN, INC.

                           1999 EQUITY INCENTIVE PLAN

                     STOCK OPTION AGREEMENT FOR EMPLOYEES
                      -------------------------------------
                         SUBJECT TO THE LAWS OF SWEDEN
                         -----------------------------

         1.   Grant of Option. Interwoven, Inc. (the "Company") hereby grants to
              ---------------
Optionee an option (the "Option") to purchase up to the total number of shares of Common Stock of the Company set forth in the Notice of Grant (collectively, the "Shares") at the exercise price set forth in the Notice of Grant (the "Exercise Price"), subject to all of the terms and conditions of the Notice of Grant, this Stock Option Agreement (the "Agreement") and the 1999 Equity Incentive Plan (the "Plan"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Plan.

         2.   Vesting; Exercise Period.
              ------------------------

          2.1      Vesting of Shares.  The Option shall be exercisable as it
                   -----------------
vests, unless otherwise indicated in the Notice of Grant. Subject to the terms and conditions of the Plan and the Agreement, the Option shall vest and become exercisable as to portions of the Shares pursuant to the vesting schedule specified in the Notice of Grant, provided that Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company, at all times during the relevant month.

          2.2      Vesting of Options.  Shares that are vested pursuant to the
                   ------------------
vesting schedule set forth in the Notice of Grant are "Vested Shares." Shares that are not vested pursuant to the schedule set forth in the Notice of Grant are "Unvested Shares."

          2.3      Expiration.  The Option shall expire on the expiration date
                   ----------
set forth in the Notice of Grant, and must be exercised, if at all, on or before the earlier of the expiration date of the Option or the date on which the Option is earlier terminated in accordance with the provisions of Section 3 hereof.

         3.   Termination.
              -----------

          3.1      Termination for Any Reason Except Death, Disability or Cause.
                   ------------------------------------------------------------
If Optionee is Terminated for any reason except Optionee's death, Disability or Cause, then the Option, to the extent (and only to the extent) that it is vested in accordance with the schedule set forth in the Notice of Grant on the Termination Date, may be exercised by Optionee no later than three (3) months after the Termination Date, but in any event no later than the expiration date.

          3.2      Termination Because of Death or Disability.  If Optionee is
                   ------------------------------------------
Terminated because of death or Disability of Optionee (or the Optionee dies within three (3) months after Termination other than for Cause or because of Disability), then the Option, to the extent that it is vested in accordance with the schedule in the Notice of Grant on the Termination

                                                   Sweden Stock Option Agreement
                                                      1999 Equity Incentive Plan

Date, may be exercised by Optionee (or Optionee's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in any event no later than the expiration date. Any exercise after three months after the Termination Date when the Termination is for any reason other than Optionee's death or disability, within the meaning of Code Section 22(e)(3), shall be deemed to be the exercise of a nonqualified stock option.

          3.3      Termination for Cause.  If Optionee is Terminated for Cause,
                   ---------------------
the Option will expire on the Optionee's date of Termination.

          3.4      No Obligation to Employ.  Nothing in the Plan or this
                   -----------------------
Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee's employment or other relationship at any time, with or without Cause.

         4.   Manner of Exercise.
              ------------------

          4.1      Stock Option Exercise Agreement.  To exercise the Option,
                   -------------------------------
Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company
          ---------
from time to time (the "Exercise Agreement"), which shall set forth, inter alia,
                                                                     ----- ----
Optionee's election to exercise the Option, the number of shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Optionee exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

          4.2      Limitations on Exercise.  The Option may not be exercised
                   -----------------------
unless such exercise is in compliance with all applicable securities laws, as they are in effect on the date of exercise.

          4.3      Payment.  The Committee may require Optionee to settle
                   -------
payment of the Exercise Price for the Shares being purchased through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee exercises this Option and immediately sells a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company. The Committee must notify Optionee of this requirement to settle the Exercise Price through a "same day sale" of Shares prior to the first vesting date of this Option. If Company does not invoke this requirement, Optionee may settle the Exercise Price in accordance with the alternatives listed in Section 1 of the Exercise Agreement. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by federal, state or local law:

                                                   Sweden Stock Option Agreement
                                                      1999 Equity Incentive Plan

    (a) by surrender of shares of the Company's Common Stock that either: (1) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Optionee in the open public market; and (3) are clear of all liens,
                                             ---
         claims, encumbrances or security interests;

    (b) provided that a public market for the Company's stock exists: (1) through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2) through a "margin" commitment from Optionee and an NASD
                  --
         Dealer whereby Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

    (c)  by any combination of the foregoing.

          4.4      Tax Withholding.  Prior to the issuance of the Shares upon
                   ---------------
exercise of the Option, Optionee must pay or provide for any applicable federal, state or local tax withholding obligations of the Company. The Committee may require Optionee to provide for payment of withholding taxes upon exercise of the Option by the immediate sale of Shares acquired from such exercise with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

          4.5      Issuance of Shares.  Provided that the Exercise Agreement and
                   ------------------
payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee's authorized assignee, or Optionee's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

         5.   Compliance with Laws and Regulations.  The exercise of the Option
              ------------------------------------
and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal, state and local securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the United States Securities and Exchange Commission ("SEC"), any state securities commission or any stock exchange to effect such compliance.

         6.   Nontransferability of Option.  Except as otherwise set forth in
              ----------------------------
Section 11 of the Plan, the Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee.

                                                   Sweden Stock Option Agreement
                                                      1999 Equity Incentive Plan

The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

         7.   Tax Consequences.  A brief summary as of the date the Board
              ----------------
adopted the Plan of some of the tax consequences of grant, vesting and exercise of the Option and disposition of the Shares is provided as an addendum to this Agreement. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

         8.   Privileges of Stock Ownership.  Optionee shall not have any of the
              -----------------------------
rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

         9.   Interpretation.  Any dispute regarding the interpretation of this
              --------------
Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

         10.  Entire Agreement.  The Plan is incorporated herein by reference.
              ----------------
This Agreement, the Notice of Grant, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

         11.  Notices.  Any notice required to be given or delivered to the
              -------
Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

         12.  Successors and Assigns.  The Company may assign any of its rights
              ----------------------
under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's heirs, executors, administrators, legal representatives, successors and assigns.

         13.  Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the internal laws of the State of California of the United States, without regard to that body of law pertaining to choice of law or conflict of law.

         14.  Acknowledgements.  Optionee acknowledges receipt of and
              ----------------
understands and agrees to the terms of the this Option and the 1999 Equity Incentive Plan (the "Plan"). In addition to the above terms, Optionee understands and agrees to the following:

                                                   Sweden Stock Option Agreement
                                                      1999 Equity Incentive Plan

(a) Optionee acknowledges that as of the date of this Option, such Option and the Plan set forth the entire understanding between Optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supercedes all prior oral and written agreements pertaining to this option.

(b) Optionee acknowledges that in order to perform its requirements under this Plan, the Company and its affiliates may process sensitive personal data about Optionee. Such data include but are not limited to the information provided above and any changes thereto and other appropriate personal and financial data about Optionee. Optionee hereby gives explicit consent to the Company to process any such personal data and/or sensitive personal data. Optionee also hereby gives explicit consent to the Company to transfer any such personal data and/or sensitive personal data outside the country in which Optionee is employed, and to the United States. The legal persons for whom such personal data are intended are Interwoven, Inc. and E*Trade. Optionee has been informed of his/her right of access and correction to his/her personal data by applying to William Finlay or his successor - Pinewood, Chineham Business Park, Crockford Lane, Chineham,
     Basingstoke, Hants,       RG24 8AL, UK.

(c) Optionee authorizes the Company or its Affiliates to withhold from my compensation the amount, if necessary, to meet any applicable tax withholding obligation. Optionee agrees that the Company may require Optionee to enter an arrangement providing for the payment to the Company of any tax withholding obligation of the Company or its Affiliates arising by reason of my participation in the Plan, or by the disposition of Shares acquired through participation in the Plan.

(d) Optionee understands that Interwoven, Inc. has reserved the right to amend or terminate the Plan at any time, and that the grant of an option under the Plan at one time does not in any way obligate Interwoven, Inc. or its Affiliates to grant additional options in any future year or in any given amount. Optionee acknowledges and understands that the grant of this Option and any future options granted under the Plan is wholly discretionary in nature and is not to be considered part of any normal or expected compensation that is or would be subject to severance, resignation, redundancy or similar pay, other than to the extent required by local law.


-------------------------------------------------
Optionee

-------------------------------------------------
Signature of Optionee

-------------------------------------------------
Date

                                                   Sweden Stock Option Agreement
                                                      1999 Equity Incentive Plan




                                   EXHIBIT A
                                   ---------


                        STOCK OPTION EXERCISE AGREEMENT

                                                   Sweden Stock Option Agreement
                                                      1999 Equity Incentive Plan


                                INTERWOVEN, INC.
                    1999 EQUITY INCENTIVE PLAN (the "Plan")
                        Stock Option Exercise Agreement
                        -------------------------------

      I hereby elect to purchase the number of shares of Common Stock of Interwoven, Inc. (the "Company") as set forth below:

Optionee________________________________________________            Number of Shares Purchased:_____________________________________
Employee ID Number:_____________________________________            Purchase Price per Share:_______________________________________
Address:________________________________________________            Aggregate Purchase Price:_______________________________________
Exact Name of Title to Shares:__________________________            Date of Option Agreement:_______________________________________

1. Delivery of Purchase Price. Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Stock Option Agreement (the "Option Agreement") and Notice of Grant as follows (check as applicable and complete):

[ ] by delivery of ______________________________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of ____________________ per share; or

[ ] through a "same-day-sale" commitment, delivered herewith, from Optionee and the NASD Dealer named therein, in the amount of
     _______________________________.

2. Market Standoff Agreement. Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

3. Tax Consequences. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S GRANT, VESTING OR EXERCISE OF OPTION OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4. Entire Agreement. The Plan, Notice of Grant and Option Agreement are incorporated herein by reference. This Exercise Agreement, the Plan, Notice of Grant and the Option Agreement constitute the entire agreement and understanding of the parties and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflict of law.




------------------------------------------------------------------
Signature of Optionee

------------------------------------------------------------------
Date

                                                                       No.______

                                INTERWOVEN, INC.

                           1999 EQUITY INCENTIVE PLAN
                 INLAND REVENUE APPROVED RULES FOR UK EMPLOYEES
                                ("THE SUB-PLAN")

                             STOCK OPTION AGREEMENT
                             ----------------------


          This Stock Option Agreement (this "Agreement") is made and entered into as of the Date of Grant set forth below (the "Date of Grant") by and between Interwoven, Inc., a Delaware corporation (the "Company"), and the Optionee named below ("Optionee"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 1999 Equity Incentive Plan (the "Plan") - Inland Revenue Approved Rules for UK Employees (together referred to as (the "Sub-Plan")

Optionee:                  _____________________________________________________
National Insurance Number: _____________________________________________________
Optionee's Address:        _____________________________________________________
                           _____________________________________________________
Total Option Shares:       _____________________________________________________
Exercise Price Per Share:  _____________________________________________________
Date of Grant:             _____________________________________________________
Vesting Start Date:        _____________________________________________________
Expiration Date:           _____________________________________________________
                           (unless earlier terminated under Section 3 hereof)
Type of Stock Option
(Check one):              [ ] Incentive Stock Option
                          [X] Nonqualified Stock Option

         1.   Grant of Option.  The Company hereby grants to Optionee an option
              ---------------
(this "Option") to purchase up to the total number of shares of Common Stock of the Company set forth above as Total Option Shares (collectively, the "Shares") at the Exercise Price Per Share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Agreement and the Plan.

         2.   Vesting; Exercise Period.
              ------------------------

                                                          Stock Option Agreement
                                                      1999 Equity Incentive Plan
                                                                     UK Sub-Plan

              2.1 Vesting of Shares. This Option shall be exercisable as it
                  -----------------
vests. Subject to the terms and conditions of the Sub-Plan and this Agreement, this Option shall vest and become exercisable as to portions of the Shares as follows: (a) this Option shall not be exercisable with respect to any of the Shares until _________________, 20___ (the "First Vesting Date"); (b) if Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company, then on the First Vesting Date, this Option shall become exercisable as to twenty-five percent (25%) of the Shares; and (c) thereafter this Option shall become exercisable as to an additional 2.08333% of the Shares on each monthly anniversary of the First Vesting Date, provided that Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company, at all times during the relevant month. This Option shall cease to vest upon Optionee's Termination and Optionee shall in no event be entitled under this Option to purchase a number of shares of the Company's Common Stock greater than the "Total Option Shares."

              2.2 Vesting of Options. Shares that are vested pursuant to the
                  ------------------
schedule set forth in Section 2.1 hereof are "Vested Shares." Shares that are not vested pursuant to the schedule set forth in Section 2.1 hereof are "Unvested Shares."

              2.3 Expiration. This Option shall expire on the Expiration Date
                  ----------
set forth above and must be exercised, if at all, on or before the earlier of the Expiration Date or the date on which this Option is earlier terminated in accordance with the provisions of Section 3 hereof.

         3. Termination.
            -----------

              3.1 Termination for Any Reason Except Death, Disability or Cause.
                  ------------------------------------------------------------
If Optionee is Terminated for any reason except Optionee's death, Disability or Cause, then this Option, to the extent (and only to the extent) that it is vested in accordance with the schedule set forth in Section 2.1 hereof on the Termination Date, may be exercised by Optionee no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.

              3.2 Termination Because of Death or Disability.  If Optionee is
                  ------------------------------------------
Terminated because of death or Disability of Optionee (or the Optionee dies within three (3) months after Termination other than for Cause or because of Disability), then this Option, to the extent that it is vested in accordance with the schedule set forth in Section 2.1 hereof on the Termination Date, may be exercised by Optionee (or Optionee's legal representative) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date.

              3.3 Termination for Cause.  If Optionee is Terminated for Cause,
                  ---------------------
this Option will expire on the Optionee's date of Termination.

              3.4 No Obligation to Employ.  Nothing in the Sub-Plan or this
                  -----------------------
Agreement shall confer on Optionee any right to continue in the employ of, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent

                                                          Stock Option Agreement
                                                      1999 Equity Incentive Plan
                                                                     UK Sub-Plan

or Subsidiary of the Company to terminate Optionee's employment at any time, with or without Cause.

         4. Manner of Exercise.
            ------------------

              4.1 Stock Option Exercise Agreement.  To exercise this Option,
                  -------------------------------
Optionee (or in the case of exercise after Optionee's death, Optionee's executor, or administrator, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit
                                                                        -------
A, or in such other form as may be approved by the Company from time to time
-
(the "Exercise Agreement"), which shall set forth, inter alia, Optionee's
                                                   ----- ----
election to exercise this Option, the number of shares being purchased, and any representations, warranties and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise this Option.

              4.2 Limitations on Exercise.  This Option may not be exercised
                  -----------------------
unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. This Option may not be exercised as to fewer than 100 Shares unless it is exercised as to all Shares as to which this Option is then exercisable.

              4.3 Payment.  The Exercise Agreement shall be accompanied by full
                  -------
payment of the Exercise Price for the Shares being purchased in cash or by check.

              4.4 Tax Withholding.  Prior to the issuance of the Shares upon
                  ---------------
exercise of this Option, Optionee must pay or provide for any applicable federal or state withholding obligations of the Company. If the Committee permits, Optionee may provide for payment of withholding taxes upon exercise of this Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

              4.5 Issuance of Shares.  Provided that the Exercise Agreement and
                  ------------------
payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, or Optionee's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

         5. Compliance with Laws and Regulations.  The exercise of this Option
            ------------------------------------
and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

                                                          Stock Option Agreement
                                                      1999 Equity Incentive Plan
                                                                     UK Sub-Plan


         6. Nontransferability of Option.  This Option may not be transferred
            ----------------------------
in any manner and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors and administrators of Optionee.

         7. Tax Consequences.  Set forth below is a brief summary as of the
            ----------------
date the Board adopted the Sub-Plan of some of the UK tax consequences of exercise of this Option. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

              7.1 Exercise of Stock Option. No income tax will be payable when
                  ------------------------
you exercise the Option provided that the Sub-Plan is still approved by the Inland Revenue and:

              [ ] at least three years, and no more than ten years have elapsed from the Date of Grant, and

              [ ] more than three years have elapsed since the date on which you last exercised an option obtained under an approved share option scheme (except a savings related scheme) for which income tax relief was given.

              An exercise outside of the above parameters will give rise to taxable income equal to the excess, if any, of the Fair Market Value of the shares on the date of exercise over the Exercise Price. As the grant of the Option is under an Inland Revenue Approved plan, this will be collected via your self assessment rather than the PAYE system.

              7.2  Withholding.  The Company may be required to withhold from
                   -----------
Participant's compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

         8. Privileges of Stock Ownership.  Optionee shall not have any of the
            -----------------------------
rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

         9. Interpretation.  Any dispute regarding the interpretation of this
            --------------
Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

         10. Entire Agreement.  The Sub-Plan is incorporated herein by
             ----------------
reference. This Agreement and the Sub-Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

         11. Notices.  Any notice required to be given or delivered to the
             -------
Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such

                                                          Stock Option Agreement
                                                      1999 Equity Incentive Plan
                                                                     UK Sub-Plan

other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

         12. Successors and Assigns.  The Company may assign any of its rights
             ----------------------
under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's executors, administrators and legal representatives.

         13. Governing Law.  This Agreement shall be governed by and construed
             -------------
in accordance with the internal laws of the State of California, without regard to that body of law pertaining to choice of law or conflict of law.

         15. Acceptance.  Optionee hereby acknowledges receipt of a copy of the
             ----------
Sub-Plan and this Agreement. Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Sub-Plan and this Agreement. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that the Company has advised Optionee to consult a tax advisor prior to such exercise or disposition.


        IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Optionee has executed this Agreement in duplicate as of the Date of Grant.

INTERWOVEN, INC.                       OPTIONEE


By:_____________________________       ____________________________________
                                       (Signature)
David M. Allen
________________________________       ____________________________________
(Please print name)                    (Please print name)


Sr. Vice President & Chief Financial Officer
--------------------------------------------
(Please print title)

                                   EXHIBIT A
                                   ---------


                        STOCK OPTION EXERCISE AGREEMENT

                                   Exhibit A
                                   ---------

                                INTERWOVEN, INC.
                    1999 EQUITY INCENTIVE PLAN (the "Plan")
                 INLAND REVENUE APPROVED RULES FOR UK EMPLOYEES
                                ("THE SUB-PLAN")
                        STOCK OPTION EXERCISE AGREEMENT
                        -------------------------------

      I hereby elect to purchase the number of shares of Common Stock of
INTERWOVEN, INC. (the "Company") as set forth below:
Optionee_________________________________   Number of Shares Purchased:________________________
National Insurance Number:_______________   Purchase Price per Share:__________________________
Address:_________________________________   Aggregate Purchase Price:__________________________
        _________________________________   Date of Option Agreement:__________________________
        _________________________________
Type of Option:   [   ]  Incentive Stock Option     Exact Name of Title to Shares:_____________
                  [ X ]  Nonqualified Stock Option  ___________________________________________

1. Delivery of Purchase Price. Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Option Agreement (the "Option Agreement") as follows (check as applicable and complete):

[ X ] in cash (by check) in the amount of $_____________________, receipt of which is acknowledged by the Company;

2. Tax Consequences. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

3. Entire Agreement. The Sub-Plan and Option Agreement are incorporated herein by reference. This Exercise Agreement, the Sub-Plan and the Option Agreement constitute the entire agreement and understanding of the parties and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflict of law.

Date:____________________________________   _________________________________________________
                                            Signature of Optionee

                                       The United Kingdom Stock Option Agreement
                                                      1999 Equity Incentive Plan


                                INTERWOVEN, INC.

                           1999 EQUITY INCENTIVE PLAN

                     STOCK OPTION AGREEMENT FOR EMPLOYEES
                     ------------------------------------
                   SUBJECT TO THE LAWS OF THE UNITED KINGDOM
                   -----------------------------------------

         1.   Grant of Option. Interwoven, Inc. (the "Company") hereby grants to
              ---------------
Optionee an option (the "Option") to purchase up to the total number of shares of Common Stock of the Company set forth in the Notice of Grant (collectively, the "Shares") at the exercise price set forth in the Notice of Grant (the "Exercise Price"), subject to all of the terms and conditions of the Notice of Grant, this Stock Option Agreement (the "Agreement") and the 1999 Equity Incentive Plan (the "Plan"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Plan.

         2.   Vesting; Exercise Period.
              ------------------------

              2.1  Vesting of Shares.  The Option shall be exercisable as it
                   -----------------
vests, unless otherwise indicated in the Notice of Grant. Subject to the terms and conditions of the Plan and the Agreement, the Option shall vest and become exercisable as to portions of the Shares pursuant to the vesting schedule specified in the Notice of Grant, provided that Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company, at all times during the relevant month.

              2.2  Vesting of Options.  Shares that are vested pursuant to the
                   ------------------
vesting schedule set forth in the Notice of Grant are "Vested Shares." Shares that are not vested pursuant to the schedule set forth in the Notice of Grant are "Unvested Shares."

              2.3  Expiration.  The Option shall expire on the expiration date
                   ----------
set forth in the Notice of Grant, and must be exercised, if at all, on or before the earlier of the expiration date of the Option or the date on which the Option is earlier terminated in accordance with the provisions of Section 3 hereof.

         3.   Termination.
              -----------

              3.1  Termination for Any Reason Except Death, Disability or Cause.
                   ------------------------------------------------------------
If Optionee is Terminated for any reason except Optionee's death, Disability or Cause, then the Option, to the extent (and only to the extent) that it is vested in accordance with the schedule set forth in the Notice of Grant on the Termination Date, may be exercised by Optionee no later than three (3) months after the Termination Date, but in any event no later than the expiration date.

              3.2  Termination Because of Death or Disability.  If Optionee is
                   ------------------------------------------
Terminated because of death or Disability of Optionee (or the Optionee dies within three (3) months after Termination other than for Cause or because of Disability), then the Option, to the extent that it is vested in accordance with the schedule in the Notice of Grant on the Termination Date, may be exercised by Optionee (or Optionee's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in any event no later than the expiration date. Any exercise after three months after the Termination Date when the Termination is for any reason other than Optionee's death or disability, within the meaning of Code Section 22(e)(3), shall be deemed to be the exercise of a nonqualified stock option.

              3.3  Termination for Cause.  If Optionee is Terminated for Cause,
                   ---------------------
the Option will expire on the Optionee's date of Termination.

              3.4  No Obligation to Employ.  Nothing in the Plan or this
                   -----------------------
Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or

                                       The United Kingdom Stock Option Agreement
                                                      1999 Equity Incentive Plan

Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee's employment or other relationship at any time, with or without Cause.

         4.   Manner of Exercise.
              ------------------

              4.1  Stock Option Exercise Agreement.  To exercise the Option,
                   -------------------------------
Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company
          ---------
from time to time (the "Exercise Agreement"), which shall set forth, inter alia,
                                                                     ----- ----
Optionee's election to exercise the Option, the number of shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Optionee exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

              4.2  Limitations on Exercise.  The Option may not be exercised
                   -----------------------
unless such exercise is in compliance with all applicable securities laws, as they are in effect on the date of exercise.

              4.3  Payment.  The Committee may require Optionee to settle
                   -------
payment of the Exercise Price for the Shares being purchased through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee exercises this Option and immediately sells a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company. The Committee must notify Optionee of this requirement to settle the Exercise Price through a "same day sale" of Shares prior to the first vesting date of this Option. If Company does not invoke this requirement, Optionee may settle the Exercise Price in accordance with the alternatives listed in Section 1 of the Exercise Agreement. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by federal, state or local law:

    (a) by surrender of shares of the Company's Common Stock that either: (1) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Optionee in the open public market; and (3) are clear of all liens,
                                             ---
         claims, encumbrances or security interests;

    (b) provided that a public market for the Company's stock exists: (1) through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2) through a "margin" commitment from Optionee and an NASD
                  --
         Dealer whereby Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

    (c)  by any combination of the foregoing.

    4.4  Income Tax Withholding. Interwoven UK Ltd. ("the Employer") is
         ----------------------
Optionee's employer. Where, in relation to this Option, the Employer is liable, or is in accordance with current practice believed by the Employer to be liable, to account to the Inland Revenue for any sum in respect of income tax under Pay As You Earn ("PAYE") (and it is not reasonably practicable to make a withholding at source), the Option may not be exercised, assigned or released unless (as determined by the Employer) Optionee has at Optionee's election;

          (i) delivered a check to the Employer sufficient to discharge the PAYE tax due; or

                                       The United Kingdom Stock Option Agreement
                                                      1999 Equity Incentive Plan

          (ii) in the case of an exercise of an Option, has (a) arranged to sell sufficient shares which Optionee is entitled to receive on the exercise of the Option through a Company-designated broker and (b) instructed the broker to immediately remit sufficient funds from such sale to the Company to enable the Employer to satisfy the PAYE tax due. Such funds shall be transmitted to the Employer within 30 days of the exercise of the Option or (if earlier) within 14 days of the end of the tax month during which the exercise of the Option occurred.

         The question whether PAYE is to be accounted for, and if so, the amount due upon the exercise, assignment or release (as the case may be) shall be assessed by the Company having regard to the income tax rates in force at that time, taking into account relief for Secondary Contributions that are payable by Optionee (if any) and the prevailing legislation. The Company's assessment shall be final and binding on Optionee.

     4.5  Election. The Employer has authorized the Company to enter into the
          --------
following election with Optionee.

     a. Optionee acknowledges that to the extent Optionee is subject to income tax pursuant to Section 135 of the U.K. Income and Corporation Taxes Act 1988 and to Class 1 NIC pursuant to Section 4 of the U.K. Social Security Contributions and Benefits Act 1992 (the "SSCBA"), Optionee shall be liable to pay the employee's primary Class 1 National Insurance Contributions (the "Primary Contributions") upon the occurrence of the event giving rise to the charge (the "Chargeable Event"), pursuant to section 4(4)(a) of the SSCBA. The Primary Contributions (if any) shall be payable with respect to the difference between the Fair Market Value (on the date of exercise of the Option) of the shares acquired upon exercise of the Option and the Exercise Price or otherwise on the gain arising as a result of the Chargeable Event.

     b. Subject to an election to the contrary, the Employer is liable to pay secondary Class 1 National Insurance Contributions upon the occurrence of the Chargeable Event (the "Secondary Contributions"). Optionee and the Company (on behalf of the Employer) hereby elect that the entire liability (if any) to pay Secondary Contributions is hereby transferred to Optionee. The Secondary Contributions shall be payable with respect to the difference between the Fair Market Value (on the date of the exercise of the Option) of the shares and the Exercise Price or otherwise on the gain as a result of the Chargeable Event.

     c. Optionee hereby authorizes the Company to collect Primary and Secondary Contributions from Optionee at the time of the Chargeable Event by requiring Optionee, at Optionee's election:

          (i) to deliver a check to the Employer at that time, or

          (ii) to (a) sell some of the shares which Optionee is entitled to receive on the exercise of the Option (where applicable) through a Company-designated broker and (b) instructing the broker to immediately remit sufficient funds from such sale to the Company to satisfy the Secondary Contributions. Such funds shall be transmitted to the Employer within 30 days of the exercise of the Option or (if earlier) within 14 days of the end of the tax month during which the exercise of the Option occurred.

          The determination of whether Primary and / or Secondary Contributions are to be accounted for and if so the amount due upon the occurrence of the Chargeable Event shall be assessed by the Company having regard to the National Insurance Contribution rates in force at the time of the Chargeable Event and the prevailing legislation. The Company's determination shall be final and binding on Optionee.

     d. Optionee and the Company (on behalf of the Employer) agree to be bound by the terms of this Election.

     e. This Election shall continue in effect until such time (if ever) as both Optionee and the Company (on behalf of the Employer) agree that it should cease to have effect.

                                       The United Kingdom Stock Option Agreement
                                                      1999 Equity Incentive Plan

          In the event that the Inland Revenue notifies the Employer that the approval has been withdrawn in relation to any future Elections, the Employer will notify Optionee within 14 days of receipt of the notice of withdrawal.

     f. The Employer agrees to pay the Secondary Contributions to the Inland Revenue on behalf of Optionee within 14 days after the end of the tax month during which the Chargeable Event occurred. The Employer will report to the Inland Revenue:

          (i) details of the amount of NIC arising upon occurrence of the Chargeable Event;

          (ii) the amount of the liability which was transferred by way of the Election; and

          (iii) the date on which the transferred liability was paid to the Collector of Taxes.

          The Company undertakes to provide the Employer with sufficient information to enable the Employer to comply with the above reporting requirements.

     g. The arrangements for the payment of Primary and Secondary Contributions (where due) by the Optionee shall apply whether the Optionee has ceased employment or has left the UK.

         4.6  Issuance of Shares.  Provided that the Exercise Agreement and
              ------------------
payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee's authorized assignee, or Optionee's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

     5.   Compliance with Laws and Regulations.  The exercise of the Option
          ------------------------------------
and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal, state and local securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the United States Securities and Exchange Commission ("SEC"), any state securities commission or any stock exchange to effect such compliance.

     6.   Nontransferability of Option.  Except as otherwise set forth in
          ----------------------------
Section 11 of the Plan, the Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

     7.   Tax Consequences.  A brief summary as of the date the Board
          ----------------
adopted the Plan of some of the tax consequences of grant, vesting and exercise of the Option and disposition of the Shares is provided as an addendum to this Agreement. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

     8.   Privileges of Stock Ownership.  Optionee shall not have any of the
          -----------------------------
rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

     9.   Interpretation.  Any dispute regarding the interpretation of this
          --------------
Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

     10.  Entire Agreement.  The Plan is incorporated herein by reference.
          ----------------
This Agreement, the Notice of Grant, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

                                       The United Kingdom Stock Option Agreement
                                                      1999 Equity Incentive Plan

     11.  Notices.  Any notice required to be given or delivered to the
          -------
Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

     12.  Successors and Assigns.  The Company may assign any of its rights
          ----------------------
under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's heirs, executors, administrators, legal representatives, successors and assigns.

     13.  Governing Law.  This Agreement shall be governed by and construed
          -------------
in accordance with the internal laws of the State of California of the United States, without regard to that body of law pertaining to choice of law or conflict of law.

     14.  Acknowledgements.  Optionee acknowledges receipt of and understands
          ----------------
and agrees to the terms of the this Option and the 1999 Equity Incentive Plan (the "Plan"). In addition to the above terms, Optionee understands and agrees to the following:

     (a) Optionee acknowledges that as of the date of this Option, such Option and the Plan set forth the entire understanding between Optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supercedes all prior oral and written agreements pertaining to this option.

     (b) Optionee acknowledges that in order to perform its requirements under this Plan, the Company and its affiliates may process sensitive personal data about Optionee. Such data include but are not limited to the information provided above and any changes thereto and other appropriate personal and financial data about Optionee. Optionee hereby gives explicit consent to the Company to process any such personal data and/or sensitive personal data. Optionee also hereby gives explicit consent to the Company to transfer any such personal data and/or sensitive personal data outside the country in which Optionee is employed, and to the United States. The legal persons for whom such personal data are intended are Interwoven, Inc. and E*Trade. Optionee has been informed of his/her right of access and correction to his/her personal data by applying to William Finlay or his successor - Pinewood, Chineham Business Park, Crockford Lane, Chineham, Basingstoke, Hants, RG24 8AL, UK.

     (c) Optionee authorizes the Company or its Affiliates to withhold from my compensation the amount, if necessary, to meet any applicable tax withholding obligation. Optionee agrees that the Company may require Optionee to enter an arrangement providing for the payment to the Company of any tax withholding obligation of the Company or its Affiliates arising by reason of my participation in the Plan, or by the disposition of Shares acquired through participation in the Plan.

     (d) Optionee understands that Interwoven, Inc. has reserved the right to amend or terminate the Plan at any time, and that the grant of an option under the Plan at one time does not in any way obligate Interwoven, Inc. or its Affiliates to grant additional options in any future year or in any given amount. Optionee acknowledges and understands that the grant of this Option and any future options granted under the Plan is wholly discretionary in nature and is not to be considered part of any normal or expected compensation that is or would be subject to severance, resignation, redundancy or similar pay, other than to the extent required by local law.

                                       The United Kingdom Stock Option Agreement
                                                      1999 Equity Incentive Plan

                                          INTERWOVEN, INC.

                                          By:________________________________

____________________________________      Its: ______________________________
Signature of Optionee

Printed Name: ______________________


Date:_______________________________      Date: _____________________________

                                       The United Kingdom Stock Option Agreement
                                                      1999 Equity Incentive Plan


                                INTERWOVEN, INC.
                    1999 EQUITY INCENTIVE PLAN (the "Plan")
                        STOCK OPTION EXERCISE AGREEMENT
                        -------------------------------

     I hereby elect to purchase the number of shares of Common Stock of Interwoven, Inc. (the "Company") as set forth below:

Optionee:________________________________  Number of Shares Purchased:__________
Employee ID Number:______________________ Purchase Price per Share:____________ Address:_________________________________ Aggregate Purchase Price:____________
Exact Name of Title to Shares:___________  Date of Option Agreement:____________
_________________________________________

1. Delivery of Purchase Price. Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Stock Option Agreement (the "Option Agreement") and Notice of Grant as follows (check as applicable and complete):

[ ] by delivery of ______________________________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of ____________________ per share; or

[ ] through a "same-day-sale" commitment, delivered herewith, from Optionee and the NASD Dealer named therein, in the amount of ______________________.

2. Market Standoff Agreement. Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

3. Tax Consequences. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S GRANT, VESTING OR EXERCISE OF OPTION OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4. Entire Agreement. The Plan, Notice of Grant and Option Agreement are incorporated herein by reference. This Exercise Agreement, the Plan, Notice of Grant and the Option Agreement constitute the entire agreement and understanding of the parties and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflict of law.


_________________________________
Signature of Optionee

_________________________________
Date